Delaware
Investments(SM)
-------------------------------------
A member of Lincoln Financial Group(R)



[International Artwork]


INTERNATIONAL

                  Annual Report
                  2001


                  DELAWARE
                  International Value Equity Fund
                  (formerly Delaware International Equity Fund)


                  DELAWARE
                  Emerging Markets Fund



                  DELAWARE
                  International Small Cap Value Fund




[LOGO] POWERED BY RESEARCH.(SM)

A Commitment
       to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.
o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $86 billion in assets as of December 31, 2001.



Table
     of Contents

Letter to Shareholders                      1

Portfolio Management Reviews

  Delaware International
   Value Equity Fund                        3

  Delaware Emerging Markets Fund            5

  Delaware International
   Small Cap Value Fund                     7

New at Delaware                             9

Performance Summaries

  Delaware International
   Value Equity Fund                       10

  Delaware Emerging Markets Fund           12

  Delaware International
   Small Cap Value Fund                    14

Financial Statements:

  Statements of Net Assets                 16

  Statements of Operations                 23

  Statements of Changes in Net Assets      24

  Financial Highlights                     27

  Notes to Financial Statements            39

Report of Independent Auditors             45

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware International Advisers Ltd., which is a registered investment advisor.

(C) Delaware Distributors, L.P.

                                                    Delaware International Funds
Letter                                              December 11, 2001
     to Shareholders


Recap of Events
Three months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. Following the terrorist attacks in New York and Washington, D.C., a long decline in U.S. corporate profits that began the previous autumn worsened, exacerbating the year-long economic slide in the U.S.

Europe has proven more resilient to the effects of the attacks, yet economic activity in the euro zone is still languishing, leaving open the possibility that the European Central Bank could trim interest rates further in 2002. Japan, mired in its fourth recession in a decade, has also contributed negatively to the global economic outlook picture.

It is starting to become clear, however, that September 11 may have been a catalyst for stocks in many established markets. In many regions, it appears stocks bottomed just when things appeared most bleak, in the days immediately following the terrorist attacks.

Major international indexes dropped severely immediately following the terrorist attacks in the U.S, but like the U.S. indexes, they made an impressive recovery in October and November. As of November 30, 2001, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index had gained +19.9% from its low point for the year on September 21. Likewise, the MSCI Emerging Markets Free Index gained +15.3% from a September 21 low.

This recent burst of strong performance has, in effect, tempered the performance numbers for the fiscal year ended November 30, 2001. While the figures are generally disappointing, they had been projected to be much worse early in September. For the fiscal year ended November 30, 2001, the MSCI EAFE Index fell by -18.87%, while the MSCI Emerging Markets Free Index fell by -7.37%.

Delaware Investments International Funds
Delaware Investments International Funds posted strong performance relative to their benchmark indexes and Lipper peer groups during the fiscal year ended November 30, 2001. Performance on an absolute basis was mixed, yet each of the three funds featured in this report managed to outperform both its benchmark and Lipper class by a comfortable margin, thus providing some degree of downside protection for shareholders during a very disappointing year. For more information on specific performance, please see the Portfolio Management Review for your Fund.

Total Returns
For the period ended November 30, 2001                                One Year

Delaware International Value Equity Fund--Class A Shares               -8.33%

Morgan Stanley Capital International (MSCI)
 Europe, Australasia, Far East (EAFE) Index                           -18.87%

Lipper International Equity Funds Average (818 funds)                 -20.07%

Delaware Emerging Markets Fund--Class A Shares                         +5.09%

Morgan Stanley Capital International (MSCI)
 Emerging Markets Free Index                                           -7.37%

Lipper Emerging Markets Funds Average (212 funds)                      -9.78%

Delaware International Small Cap Value Fund--Class A Shares            -3.09%

Morgan Stanley Capital International (MSCI)
 Europe, Australasia, Far East (EAFE) Index                           -18.87%

Salomon Smith Barney World ex-U.S.
 Extended Market Index                                                -12.25%

Lipper International Small Cap Class Funds Average (92 funds)         -20.34%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the indexes can be found on pages 10 through 15. The Salomon Smith Barney World ex-U.S. Extended Market Index measures the world extended market performance excluding the U.S. The Lipper categories represent the average return of peer groups of global and international mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Foreign investments are subject to risks not ordinarily associated with domestic investments (e.g., currency, economic, and political risks).

Outlook
Investors should be reminded that international markets, while often highly correlated with U.S. equities in the short term, are less highly correlated with U.S. performance over time. We believe that international equity investments continue to play a key role in individual investment portfolios, adding diversification and the opportunity to achieve capital appreciation from non-U.S. stocks.

Individual investors looking to add overseas exposure can benefit from the professional money management provided by an international mutual fund. Delaware International Advisers Ltd. (DIAL), the investment advisor for Delaware Investments' international mutual funds, is a true value-style mutual fund manager. We believe DIAL's commitment to a conservative, value-oriented style represents an excellent strategy for investing in international equities.

We expect that the U.S. will eventually be the catalyst for global economic recovery. However, it is unlikely that this autumn's stock market rebound can continue unabated. We believe markets will continue to move erratically until we see some improvement in corporate profits. We have not changed our long-term growth prospects for international markets since September 11 and are hopeful that this autumn marked the start of strong future performance.

As we look to a brighter future, Delaware Investments remains committed to providing our shareholders with strong management that is based on research and excellent customer service. To help you manage your Delaware Investments accounts, we now offer online account access, which lets you view your account information and perform account transactions in a secure web environment, at your convenience. And, in response to shareholder requests, we've recently introduced Delaware eDelivery, which allows you to access your account online, at any time. At Delaware, we take pride in our award-winning service, and will continue to look for ways to serve you better.

Thank you for remaining committed to Delaware Investments. We wish you a healthy and prosperous New Year.

Sincerely,


/s/ Charles E. Haldeman, Jr.
--------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                               Delaware International Value Equity Fund
     Management Review                  December 11, 2001


Fund Managers
Clive A. Gillmore
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Nigel G. May
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Emma R.E. Lewis
Portfolio Manager
Delaware International Advisers Ltd.

The Fund's Results
The MSCI EAFE Index, your Fund's benchmark, fell by -18.87% during the fiscal year ended November 30, 2001, as stocks in many regions of the world were influenced by economic slowdown. Volatility was present throughout the year and was exacerbated by events in the U.S. on September 11. Like the U.S. stock market, international markets fell drastically in the days immediately following the events. The MSCI EAFE Index fell by about -25% before recovering and posting positive performance for October and November.

In many ways, market conditions played to our strengths during the year. We have long said that we expect our investment style to perform relatively well in weak markets and in markets of "normal" strength; that it is primarily during strong bull runs that we will tend to underperform.

This held true during our just ended fiscal year, as Delaware International Value Equity Fund's declines were less than half those posted by our benchmark on a percentage basis. During the fiscal year ended November 30, 2001, your Fund finished with an overall return of -8.33% (Class A shares at net asset value with distributions reinvested), which beat the MSCI EAFE Index by greater than 10 percentage points. We feel that our value style, along with strong stock selection, allowed us to outperform the benchmark during the year.

In managing the Fund, we attempt to manage the risks involved with international investing by using a dividend discount model that helps compare the inflation-adjusted value of a stock's expected income with its current price. We supplement this approach by conducting company-specific research and analysis that helps us identify factors that may increase or decrease the value of stocks in specific countries.

Portfolio Highlights
We have argued for some time that the significant structural imbalances in the United States could only be adjusted through a significant slowdown in the U.S. economy and a depreciation of the U.S. dollar. The tragic events of September 11 accelerated this process through their crucial impact on consumer confidence, and there is now widespread agreement that the U.S. economy is in recession.

The impact of September 11 on the rest of the global economy has been less clear. There was some disruption to production in the days following the attacks, but most businesses have been operating normally, and based on recent economic data, we expect that Europe will be able to avoid a recession. Despite this, it is hard to ignore the fact that the U.S. has been a driver of global economic growth in recent years. Though we expect Europe to take on some of this role, the drag from the U.S. will still be difficult to withstand.

Our investment strategies changed little during the just ended fiscal year. Out of the Fund's top 10 holdings on December 1, 2000, we still held nine of them one year later, while four of those stocks (Foster's Group, Total Fina, National Australia Bank, and Societe Generale) still ranked among our 10 largest investments.

We remained underweighted throughout the year in Europe's technology, media, and telecommunications stocks -- the so-called TMT sector. Instead, we have remained focused on more traditionally value-oriented sectors such as banking and finance, energy, and utilities.

We kept the portfolio overweighted versus the MSCI EAFE Index in the U.K. throughout the year, with more than one quarter of the Fund's assets allotted to U.K. stocks. Our top holdings in the U.K were generally unchanged, and included GlaxoSmithKline, hotel group Six Continents, and banking group HBOS.

Of note among our U.K. holdings was the performance of British Airways. The stock represented the Fund's only exposure to the airline industry, which was hurt by the September 11 attacks. While we have continued to assess the airline industry's changing long term outlook, we saw no reason to sell British Airways after September 11, and were rewarded in seeing the stock recover not long afterward.

We also kept the Fund underweighted in Japan throughout year. The Japanese economy is in its fourth recession in a decade, and for the fiscal year ended November 30, 2001, MSCI Japan Index, an unmanaged index representing the Japanese stocks, fell -28.8%. In our opinion, the Japanese government appears to be uncertain as to how to address country's troubled banking sector and is trying to build a consensus before implementing fundamental reform, a strategy which will demand patience from investors.

We remain bullish on Australia and New Zealand, in part because of attractive currency valuations. We have expressed this view for some time, and in October 2001 our currency analysis began to pay off, as both the Australian and New Zealand dollars appreciated versus the U.S. dollar (Source: Bloomberg).

Australia, which was the Fund's third-largest country allocation as of fiscal year-end, was one of the few EAFE markets to show positive performance during our fiscal The Fund's Australian holdings continue to feature National Australia Bank, Amcor, and Foster's Group.

Outlook
We have seen no reason to adjust our long-term growth forecasts, and believe that our value portfolio is well-positioned for both the short and long terms. In our opinion, international markets should remain attractive to U.S. investors given the high valuation of the U.S. dollar and a bloated U.S. current account deficit.

We generally think that many EAFE markets were oversold during 2001, which only adds to the attractiveness of interna- tional stocks for U.S. investors. We remain committed to our value style of international investing, and to our dividend discount model. Going forward, we will continue striving for competitive long term return versus our benchmark.

During 2002, we expect to implement some slight refinements to our investment process. In addition to relying on the dividend discount model, we expect to place more emphasis than in the past on the evaluation to other value characteristics, such as relative price-to-earnings, book-to- price, and cashflow-to-price ratios.

Additionally, we plan to place greater emphasis on managing the riskiness of the portfolio's strategy relative to other international mutual funds managed in a value style. This may result in the Fund holding a small number of additional value stocks, which we would not have held previously. Our goal with this refinement is to control the volatility of the Fund's returns relative to other international mutual funds.

                    The MSCI EAFE Index vs. the S&P 500 Index
                            A Head-to-Head Comparison
                        25 years ended December 31, 2000

International Stocks have generally posted competitive returns when compared to U.S. stocks over time. However, international markets U.S. markets are not highly correlated.

The following charts compare international markets (represented by Morgan Stanley Capital International Europe, Australasia, Far East Index) to performance of U.S. markets (represented by the S&P 500 Index) for each of the 25 calendar years through 2000.

The charts show that each index has posted its share of strong calendar years and strong outperformance of the other index.

Performance Based on Average Annual Total Returns

                       25-year Annualized Percentage Gain

        MSCI EAFE Index                                 13.56%
        S&P 500 Index                                   15.34%

                        Years of Relative Outperformance

        MSCI EAFE Index                                    12
        S&P 500 Index                                      13

                        Years of Relative Outperformance
                      by Greater Than 10 Percentage Points

        MSCI EAFE Index                                     7
        S&P 500 Index                                       8

Source: Lipper Inc.

Delaware International Value Equity Fund
Portfolio Characteristics
As of November 30, 2001
--------------------------------------------------------------------------------
Beta*                                                   0.84
--------------------------------------------------------------------------------
Average Price-to-Earnings Ratio**                       15.3
--------------------------------------------------------------------------------
Median Market Capitalization                   $6.89 billion
--------------------------------------------------------------------------------
Weighted Average Market Cap                    $25.8 billion
--------------------------------------------------------------------------------
Portfolio Turnover                                       15%
--------------------------------------------------------------------------------
 *Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the market. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First
  Call/Thomson Financial.

Delaware International Value Equity Fund
Country Allocation
As of November 30, 2001

New Zealand                2.18%
Hong Kong                  4.54%
Spain                      6.76%
Netherlands                6.83%
Germany                    7.78%
France                     9.84%
Other                     10.45%
Australia                 10.52%
Japan                     14.24%
United Kingdom            26.86%

Portfolio                                         Delaware Emerging Markets Fund
     Management Review                            December 11, 2001

Fund Managers
Clive A. Gillmore
Senior Portfolio Manager and Director
Delaware International Advisers Ltd.

Robert Akester
Senior Portfolio Manager and Director
Delaware International Advisers Ltd.

Ormala Krishnan
Portfolio Manager
Delaware International Advisers Ltd.


The Fund's Results
The MSCI Emerging Markets Free (EMF) Index, your Fund's benchmark, fell by -7.37% during the fiscal year ended November 30, 2001, as stocks in many regions were influenced by economic slowing. While many emerging markets around the globe fared better than established markets, there was significant disparity in performance between countries.

Strong stock selection and our value orientation helped the Fund outperform its benchmark during the fiscal year. For the fiscal year ended November 30, 2001, Delaware Emerging Markets Fund returned +5.09% (Class A shares at net asset value with distributions reinvested). By comparison, the 212 funds constituting the Lipper Emerging Markets Funds Average lost -9.78% during the same period.

Volatility, always a factor in emerging markets, played an especially large role during the year's second half, as markets reacted to economic slowing and the events of September 11 in the United States. During 2001's third calendar quarter (July, August, and September), the MSCI EMF Index lost -21.6%. The Index then rebounded in October and November, posting a +17.3% gain over those two months.

Portfolio Highlights
During our fiscal year, just a handful of emerging markets (including Russia, Korea, and Peru) posted positive performance, while others adjusted downward based on the troubled global economic picture, shifting central bank policies, and occasional currency problems.

By mid-fiscal year, your Fund had managed gains that outpaced the benchmark, which itself was running in positive territory. After a volatile second half, the Index finished in negative territory for the year, while we managed to hold an overall gain.

We were generally able to avoid the troubles that beset some of the larger emerging markets during the year. For example, the Brazilian component of the MSCI EMF Index struggled to a -17.0% loss during the fiscal year. We decreased our Brazilian holdings during the year's first half and were able to miss most of the severe effects from that market's fall. With the Brazilian real having fallen during the year, we began to detect value in this market again late in the year and allowed our allocation to Brazil to rise on a percentage basis. Our 10 Brazilian holdings amounted to our largest country weighting as of November 30, 2001, at 16.5% of net assets.

It was encouraging to see that Brazil was able to decouple itself from the problems of its neighbor, Argentina. Market performance in Argentina itself was greatly affected by its unbearably high level of international debt, concerns about its lack of economic growth, and the value of the peso.

Generally speaking, we observed in most markets the continuing shift from technology, media, and telecommuni- cations (TMT) stocks to more traditional, established industries during much of 2001. The Fund remained well-diversified, favoring sectors such as metals and mining, banking and finance, and energy. A look at our top 10 holdings at year-end reveals a preference currently for cyclical sectors. This includes industrial companies poised to take advantage of economic upturn and future growth in infrastructure projects. South Korea's Pohang Iron & Steel and the growing Mexican cement company Cemex are two good examples.

Outlook
With the U.S. in the midst of a recession, the more U.S.-dependent emerging markets may be exposed to additional risks. However, we generally think that international markets were sold off too drastically in 2001, especially in the case of some emerging markets. As a result, we feel that many of our markets offer attractive value compared to U.S. equities.

For example, we feel China displayed resilience following September 11. In our opinion, China is relatively secluded from many of the current events now taking place, and possesses unusually protected growth potential at a time when much of the global economy is sluggish.

As always, we will remain committed to our value style of international investing, and continue to monitor key currency valuations. We feel the Fund is currently well-positioned for long-term growth and are excited about the opportunities that may be presented during the new fiscal year.

The Changing Face of Global Investments
In the past, many investors viewed the universe of investment opportunities as being divided between "American" and "Foreign" assets. However, that view is proving more obsolete with each passing year. As the following data from MSCI show, non-U.S. assets have grown considerably on a market capitalization basis over the past 30 years. In fact, the world's non-U.S. market capitalization now exceeds that of the U.S.

Today, 80% of the world lives in a free-market society. Falling trade barriers, uniform accounting principles, and rapidly advancing communications technologies are stripping away geographic boundaries and facilitating international trade. A new, global economic view is opening up a world of investment opportunities for many investors.

             World Market                          World Market
          Capitalization 1970                  Capitalization 2000

        non-U.S.            34%              non-U.S.             52%
        U.S.                66%              U.S.                 48%

Source: The Heritage Foundation Survey
        and Morgan Stanley Capital International



Delaware Emerging Markets Fund
Portfolio Characteristics
As of November 30, 2001

--------------------------------------------------------------------------------
Beta*                                                     0.97
--------------------------------------------------------------------------------
Average Price-to-Earnings Ratio**                          7.6
--------------------------------------------------------------------------------
Median Market Capitalization                     $1.03 billion
--------------------------------------------------------------------------------
Weighted Average Market Cap                      $5.24 billion
--------------------------------------------------------------------------------
Portfolio Turnover                                         36%
--------------------------------------------------------------------------------

 *Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the market. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First
  Call/Thomson Financial.


Delaware Emerging Markets Fund
Country Allocation
As of November 30, 2001

Thailand                  4.09%
Mexico                    4.14%
Taiwan                    4.77%
Russia                    6.24%
South Korea               7.40%
India                     8.13%
China                    11.05%
South Africa             15.64%
Brazil                   16.51%
Other                    22.03%

Portfolio                            Delaware International Small Cap Value Fund
     Management Review               December 11, 2001


Fund Managers
Clive A. Gillmore
Senior Portfolio Manager & Director
Delaware International Advisers Ltd.

Gavin A. Hall
Senior Portfolio Manager
Delaware International Advisers Ltd.

The Fund's Results
International markets suffered during the past year, with markets in many countries posting double-digit losses. The events of the second half of our fiscal year, for the most part, negatively affected markets, with September 11 adding enormous volatility. Prior to the terrorist attacks, the third quarter of 2001 had already proven turbulent for interna- tional equities, as the slowdown in the U.S. continued to take its toll on the world's financial markets.

Under these tumultuous market conditions, Delaware International Small Cap Value Fund finished down -3.09% during the fiscal year ended November 30, 2001 (Class A shares at net asset value with distributions reinvested). The Fund performed better than both its benchmarks and peer group. For the same period, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index fell -18.87% while the Salomon Smith Barney World ex-U.S. Extended Market Index fell by -12.25%. The Fund's average peer, as measured by the 92 funds that make up the Lipper International Small Cap Class Funds Average, declined -20.34% during that time.

We attribute the solid relative performance during the year to the value positioning of the Fund. Under our value approach, we aim to identify quality stocks that have solid fundamentals, strong balance sheets, and attractive valuations. Our extensive program of company and market visits, along with our qualitative and quantitative research, help us identify individual companies that we believe are moving toward financial success. During the past year, we were well positioned when the market finally recognized the value of some of the underappreciated stocks we had selected.

During the course of the year, mergers and acquisitions also influenced performance at times. The fiscal second half, in particular, saw four key holdings entertain takeover bids that boosted stock prices. These included Overseas Union Bank, a Singapore bank, no longer in the Fund at year end, and FAG Kugelfischer Georg Schaefer, a German ball bearings manufacturer.

Portfolio Highlights
The Fund's focus throughout the year, as always, was driven by the assessment of potential U.S. dollar returns through detailed company analysis, with the aim to uncover undervalued gems.

The Fund was aided by our overweight stance in New Zealand, Hong Kong and the U.K., which showed returns of 4.8%, -2.4% and -9.3%, respectively. Other markets that performed well over the period were Australia and Spain. The Fund also benefited from not being present in Greece (- 29.4%) and Portugal (-24.4%).

U.K.-based assets accounted for 32.8% of net assets at fiscal year end. Persimmon and Bovis Homes Group continued to enjoy strong cash flows and favorable returns, aided by another strong run in the British home building sector.

During the past year, the Fund has generally been affected by the overall global market downturn and the strain following the events of September 11. Immediately after September 11, stocks in general were adversely affected, but within the Fund many stocks managed to improve performance by the close of our fiscal year.

For example, TTP Communications, the British technology supplier for digital wireless communications, performed poorly during the first half of the year. However, telecommunications stocks outside the U.S. advanced in October and the stock rebounded, rising more than +65% in value. Also rebounding strongly late in the year was Suess Microtec, a German manufacturer of machines for microelectronic production.

One company unable to recoup losses from the events of September 11 was Aldeasa, a Spanish company whose primary business line is retailing in airports. The airline industry was one of the hardest hit sectors in September, and Aldeasa was adversely affected. It is unlikely that we will see the company's share price performance improve in the near term, but we believe in the company's long-term potential. In addition, our investment in SZ Testsysteme, a German manufacturer of automatic test equipment for analog semiconductor production, suffered a decline in its share price. We attribute this to the perception of a downturn in the prospects for standard semiconductors. SZ's exposure to analog rather than digital semiconductors means that it is exposed to a somewhat different cycle. We have therefore been able to use this opportunity to increase our weighting in the stock.

In Japan, where the economy is plagued with problems, we remain underweight in comparison to the benchmark. However, we are still generally positive about the outlook for Japan's small-cap market. At many Japanese companies, management is calling for dramatic restructuring and improvements. When viewed on a case-by-case basis, we believe Japan's small-cap market does offer some attractive values.

We also remain bullish about the opportunities available in New Zealand and Australia, two countries that posted positive market performance during our fiscal year. Our investment in Restaurant Brands, the New Zealand operator of Pizza Hut, KFC, and Starbucks, helped the Fund reap profits during the past six months. We will continue to scout these markets for value and anticipate adding positions over the coming months.

Outlook
Overall, our value-oriented style has helped us dramatically in recent periods, which have been marked by severe volatility. Small caps in general were well positioned heading into the market downturn of 2000 and 2001. During the bull run of the 1990s, most small caps were unable to expand at the same fast pace as many large-cap companies. Balance sheets are not overly stretched, and small caps are well positioned to provide real returns 250 to 350 basis points above large caps as the financial press is finally recognizing that small caps are at an advantage based on valuation. In light of these conditions, we remain quite optimistic about the outlook for the international small-cap market in both the short-term and long-term future.

Delaware International Small Cap Value Fund
Portfolio Characteristics
As of November 30, 2001

--------------------------------------------------------------------------------
Beta*                                                 0.68
--------------------------------------------------------------------------------
Average Price-to-Earnings Ratio**                      9.0
--------------------------------------------------------------------------------
Median Market Capitalization                  $284 million
--------------------------------------------------------------------------------
Weighted Average Market Cap                   $505 million
--------------------------------------------------------------------------------
Portfolio Turnover                                     20%
--------------------------------------------------------------------------------

 *Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the market. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First
  Call/Thomson Financial.

Delaware International Small Cap Value Fund
Country Allocation
as of November 30, 2001

Switzerland               3.03%
New Zealand               3.35%
Singapore                 3.75%
Netherlands               4.85%
Hong Kong                 5.07%
Germany                  10.44%
France                   11.78%
Other                    12.24%
Japan                    12.71%
United Kingdom           32.78%

New
    at Delaware


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to Intuit's Instant Data Entry feature. Instant Data Entry helps you complete your tax forms by quickly, securely and accurately retrieving 1099 investment data from Delaware Investments and instantly entering that information in the correct forms in TurboTax. It saves you time and needless manual data gathering and entry! The Instant Data Entry feature is included in all individual 1040 versions of TurboTax, including TurboTax for the Web.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.

Delaware
     International Value Equity Fund


Fund Basics
As of November 30, 2001
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks long-term growth without undue risk to principal.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$191.79 million
--------------------------------------------------------------------------------
Number of Holdings:
86
--------------------------------------------------------------------------------
Fund Start Date:
October 31, 1991
--------------------------------------------------------------------------------

Your Fund Managers:
Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Advisers Ltd.

Nigel G. May is a graduate of Sidney Sussex College, Cambridge. He joined Delaware in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. Mr. May had previously been with Hill Samuel investment Management Group for five years.

Emma R.E. Lewis joined Delaware in 1995. Prior to working at Delaware, she was an analyst at Fuji Investment Management in London. Before that, she was employed in private-client investment management at ABN Bank. She graduated from Pembroke College, Oxford. At Delaware, she follows markets in the Pacific Basin.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A   DEGIX
Class B   DEIEX
Class C   DEGCX

Fund Performance
Average Annual Total Returns

Through November 30, 2001      Lifetime    10 Years    Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 10/31/91)
Excluding Sales Charge          +6.70%      +7.14%       +2.02%       -8.33%
Including Sales Charge          +6.08%      +6.51%       +0.83%      -13.62%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge          +3.83%                   +1.30%       -9.04%
Including Sales Charge          +3.83%                   +0.98%      -12.97%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge          +4.63%                   +1.32%       -9.04%
Including Sales Charge          +4.63%                   +1.32%       -9.82%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, 10-year, five-year, and one-year periods ended November 30, 2001 for Delaware International Value Equity Fund's Institutional Class shares were +6.98%, +7.42%, +2.31%, and -8.14%, respectively. Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charge, but not the asset-based distribution charge of Class A shares.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEQIX

Delaware
       International Value Equity Fund


Performance of a $10,000 Investment
November 30, 1991 through November 30, 2001

                  Delaware International
                    Value Equity Fund
                      Class A Shares           MSCI EAFE Index
       Nov '91            $9,424                   $10,000
       Nov '92            $9,410                    $9,223
       Nov '93           $11,582                   $11,495
       Nov '94           $12,651                   $13,236
       Nov '95           $13,684                   $14,282
       Nov '96           $16,997                   $16,008
       Nov '97           $17,553                   $15,988
       Nov '98           $19,088                   $18,670
       Nov '99           $20,418                   $22,671
       Nov '00           $20,495                   $20,527
       Nov '01           $18,788                   $16,653


Chart assumes $10,000 invested on November 30, 1991, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index is an unmanaged composite of stocks in Europe, Australasia and the Far East. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
     Emerging Markets Fund


Fund Basics
As of November 30, 2001
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$12.59 million
--------------------------------------------------------------------------------
Number of Holdings:
59
--------------------------------------------------------------------------------
Fund Start Date:
June 10, 1996
--------------------------------------------------------------------------------

Your Fund Managers:
Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Management Ltd.

Robert Akester is a graduate of University College, London. Mr. Akester joined Delaware in 1996 and has more than 25 years of investment experience.

Ormala Krishnan received a BSc (Mathematics) from the National University of Singapore and an MSc (Actuarial Science) from City University, London. Before joining Delaware International in 2000, she was an investment consultant with William M. Mercer, London. In 1993, she began her investment career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in
1998), building quantitative investment models before becoming a portfolio manager with country responsibilities for Japan, Thailand, and Indonesia equity markets.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A   DEMAX
Class B   DEMBX
Class C   DEMCX


Fund Performance
Average Annual Total Returns

Through November 30, 2001        Lifetime    Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 6/10/96)
Excluding Sales Charge            -4.73%       -5.11%        +5.09%
Including Sales Charge            -5.75%       -6.23%        -0.91%
--------------------------------------------------------------------------------
Class B (Est. 6/10/96)
Excluding Sales Charge            -5.41%       -5.80%        +4.29%
Including Sales Charge            -5.57%       -6.15%        -0.71%
--------------------------------------------------------------------------------
Class C (Est. 6/10/96)
Excluding Sales Charge            -5.41%       -5.80%        +4.46%
Including Sales Charge            -5.41%       -5.80%        +3.46%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, five-year, and one-year periods ended November 30, 2001 for Delaware Emerging Markets Fund's Institutional Class shares were -4.44%, -4.84%, and +5.40%, respectively. Institutional Class shares were first made available on June 10, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all share classes of Delaware Emerging Markets Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Symbol Institutional Class:  DEMIX

Delaware
    Emerging Markets Fund


Performance of a $10,000 Investment
June 10, 1996 (Fund inception) through November 30, 2001


                            Delaware Emerging Markets       MSCI Emerging
                              Fund Class A Shares        Markets Free Index
       Jun '96                       $9,425                  $10,000
       Nov '96                       $9,397                   $9,538
       May '97                      $11,407                  $10,709
       Nov '97                       $9,696                   $8,272
       May '98                       $8,981                   $7,678
       Nov '98                       $6,626                   $6,418
       May '99                       $7,321                   $7,944
       Nov '99                      $8,266                   $9,337
       May '00                       $8,294                   $9,354
       Nov '00                       $6,879                   $7,131
       May '01                       $7,971                   $7,423
       Nov '01                       $7,229                   $6,605


Chart assumes $10,000 invested on June 10, 1996, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index at that month's end, June 30, 1996. After June 30, 1996, returns plotted on the chart were as of the last day of each month shown. The MSCI Emerging Markets Free Index is an unmanaged index of stocks in the world's emerging markets regions. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
     International Small Cap Value Fund

Fund Basics
As of November 30, 2001
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$3.63 million
--------------------------------------------------------------------------------
Number of Holdings:
74
--------------------------------------------------------------------------------
Fund Start Date:
December 19, 1997
--------------------------------------------------------------------------------

Your Fund Managers:
Clive A. Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Management Ltd.

Gavin A. Hall joined Delaware in 1991. He began his investment career with Barings Investment Management Ltd., after attending Dulwich College. He previously was a Portfolio Manager and Research Analyst at Hill Samuel Investment Management Ltd.

Nasdaq Symbols:
Class A DABAX
Class B DABBX
Class C DABCX


Fund Performance
Average Annual Total Returns

Through November 30, 2001                       Lifetime         One Year
--------------------------------------------------------------------------------
Class A (Est. 12/19/97)
Excluding Sales Charge                           +4.56%           -3.09%
Including Sales Charge                           +3.00%           -8.67%
--------------------------------------------------------------------------------
Class B (Est. 9/28/01)
Excluding Sales Charge                           +7.08%              n/a
Including Sales Charge                           +2.08%              n/a
--------------------------------------------------------------------------------
Class C (Est. 9/28/01)
Excluding Sales Charge                           +7.08%              n/a
Including Sales Charge                           +6.08%              n/a
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%. Prior to September 21, 2001, the distributor waived the 12b-1 fees from the Fund's inception. Performance would have been lower had the 12b-1 fees not been waived.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended November 30, 2001 for Delaware International Small Cap Value Fund's Institutional Class shares were +4.56% and -3.09%, respectively. Institutional Class shares were first made available on December 19, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all share classes of Delaware International Small Cap Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DABIX

Delaware
     International Small Cap Value Fund


Performance of a $10,000 Investment
December 19, 1997 (Fund Inception) through November 30, 2001


                         Delaware International Small
                       Cap Value Fund Class A Shares       MSCI EAFE Index
      Dec '97                     $9,425                      $10,000
      May '98                    $10,833                      $11,622
      Nov '98                     $9,979                      $11,678
      May '99                    $10,958                      $12,163
      Nov '99                    $12,249                      $14,180
      May '00                    $11,097                      $14,283
      Nov '00                    $11,597                      $12,839
      May '01                    $12,635                      $11,626
      Nov '01                    $11,239                      $10,416


The chart assumes $10,000 invested on December 19, 1997, and includes the effect of a 5.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. All performance as of September 21, 2001 will reflect an asset-based distribution charge of up to 0.30% of net assets. The chart also assumes $10,000 invested in the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) at that month's end, December 31, 1997. After December 31, 1997, returns plotted on the chart were as of the last day of each month shown. The MSCI EAFE Index is an unmanaged composite of international stocks in Europe, Australasia, and the Far East. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statements                              Delaware International Value Equity Fund
     of Net Assets                      November 30, 2001


                                                   Number of          Market
                                                     Shares        Value (U.S.$)
Common Stock - 95.64%

Australia - 10.52%
  Amcor                                            1,126,100        $ 4,105,076
  CSR                                                522,074          1,814,348
  Foster's Group                                   2,360,365          6,017,101
  National Australia Bank                            352,544          5,793,404
  Orica                                              427,913          1,536,535
  Paperlinx                                          375,366            917,055
                                                                    -----------
                                                                     20,183,519
                                                                    -----------
Belgium - 1.64%
 *Electrabel                                          14,957          3,145,304
                                                                    -----------
                                                                      3,145,304
                                                                    -----------
Brazil - 0.00%
 +Telecomunicacoes Brasileiras                       500,000                  6
                                                                    -----------
                                                                              6
                                                                    -----------
China - 0.09%
  Beijing Capital International Airport              148,000             35,677
  Guangshen Railway                                  300,000             50,392
  Yanzhou Coal Mining                                 66,000             21,157
  Zhejiang Expressway                                240,000             57,548
                                                                    -----------
                                                                        164,774
                                                                    -----------
Croatia - 0.02%
  Zagrebacka Banka GDR                                 2,143             45,807
                                                                    -----------
                                                                         45,807
                                                                    -----------
Finland - 1.09%
  UPM-Kymmene                                         61,757          2,086,188
                                                                    -----------
                                                                      2,086,188
                                                                    -----------
France - 9.84%
 *Alcatel                                            166,631          3,038,857
 *Societe Generale                                   100,969          5,493,408
  Compagnie de Saint-Gobain                           30,607          4,461,615
  Total Fina Class B ADR                              46,151          5,884,997
                                                                    -----------
                                                                     18,878,877
                                                                    -----------
Germany - 7.78%
  Bayer                                              134,775          4,353,782
  Bayerische Hypo-Und Vereinsbank                     83,424          2,694,936
  Continental                                         97,600          1,205,256
  RWE                                                 98,260          3,653,407
  Siemens                                             51,225          3,020,770
                                                                    -----------
                                                                     14,928,151
                                                                    -----------
Greece - 0.02%
  Hellenic Telecommunications ADR                      4,643             39,466
                                                                    -----------
                                                                         39,466
                                                                    -----------
Hong Kong - 4.54%
 +China Mobile                                         4,500             15,954
  Hong Kong Electric                                 938,000          3,433,850
  Jardine Matheson Holdings                          353,887          2,176,405
  Wharf Holdings                                   1,431,514          3,083,735
                                                                    -----------
                                                                      8,709,944
                                                                    -----------

                                                   Number of          Market
                                                     Shares        Value (U.S.$)
Common Stock (continued)

Hungary - 0.02%
  Gedeon Richter GDR                                     707        $    39,415
                                                                    -----------
                                                                         39,415
                                                                    -----------
India - 0.06%
  Gas Authority of India GDR                           5,213             43,659
  ICICI ADR                                            3,294             19,797
  Mahanagar Tele Nigam ADR                             6,000             34,980
  Videsh Sanchar Nigam ADR                             2,800             25,508
                                                                    -----------
                                                                        123,944
                                                                    -----------
Italy - 1.59%
 *IntesaBci                                        1,253,250          3,044,793
                                                                    -----------
                                                                      3,044,793
                                                                    -----------
Japan - 14.24%
  Canon                                              205,000          6,939,278
  Eisai                                              130,000          3,186,946
  Hitachi                                            579,000          4,277,051
  Kinki Coca-Cola Bottling                           107,000            851,205
  Matsushita Electric                                352,000          4,671,807
  Murata Manufacturing                                77,500          5,240,481
  Nichido Fire & Marine Insurance                     11,000             57,326
  West Japan Railway                                     472          2,068,999
                                                                    -----------
                                                                     27,293,093
                                                                    -----------
Mexico - 0.04%
  ALFA Class A                                        23,800             26,193
  Cemex de C.V.                                        9,347             46,897
                                                                    -----------
                                                                         73,090
                                                                    -----------
Netherlands - 6.83%
  Elsevier                                          324,300           3,749,382
  ING Groep                                         165,554           4,325,863
  Royal Dutch Petroleum                              89,880           4,343,173
  Vopak                                              43,512             684,507
                                                                    -----------
                                                                     13,102,925
                                                                    -----------
New Zealand - 2.18%
  Carter Holt Harvey                                908,300             657,385
  Telecom Corporation of New Zealand              1,666,720           3,521,823
                                                                    -----------
                                                                      4,179,208
                                                                    -----------
Russia - 0.03%
  Gazprom ADR                                         3,026              28,898
  Lukoil Holding ADR                                    600              26,776
                                                                    -----------
                                                                         55,674
                                                                    -----------
Singapore - 1.29%
  Overseas Chinese Banking                          423,000           2,471,995
                                                                    -----------
                                                                      2,471,995
                                                                    -----------

Statements                              Delaware International Value Equity Fund
    of Net Assets (continued)

                                                   Number of          Market
                                                     Shares        Value (U.S.$)
Common Stock (continued)

South Africa - 0.08%
  ABSA Group                                         5,073        $      17,124
  Impala Platinum Holdings                             400               16,732
  Iscor                                              9,070                6,970
 +Kumba Resources                                    9,070               24,881
  Network Healthcare Holdings                       93,417               26,353
  Profurn Limited Holdings                          83,633                3,905
  Sanlam                                            30,000               26,381
  Sasol                                              3,200               26,459
                                                                  -------------
                                                                        148,805
                                                                  -------------
South Korea - 0.04%
  Pohang Iron & Steel                                2,100               44,520
  Samsung Electronics GDR                              383               36,315
                                                                  -------------
                                                                         80,835
                                                                  -------------
Spain - 6.76%
 *Banco Santander Central
  Hispanoamericano                                 369,832            3,150,588
  Iberdrola                                        321,200            4,121,686
 +Telefonica                                       421,689            5,694,189
                                                                  -------------
                                                                     12,966,463
                                                                  -------------
Taiwan - 0.04%
  China Steel ADR                                    3,236               25,081
 +United Microelectronics ADR                        1,975               15,382
 +Yageo GDR                                          8,750               25,812
 +Yageo GDR                                          4,000               11,800
                                                                  -------------
                                                                         78,075
                                                                  -------------
Thailand - 0.03%
  Electricity Generating Public Company             43,300               35,762
  Hana Microelectronics                             11,000               17,043
                                                                  -------------
                                                                         52,805
                                                                  -------------
United Kingdom - 26.86%
  BG Group                                       1,082,997            4,049,328
  Boots                                            676,100            5,683,039
  Brambles Industries                              461,965            2,239,871
  British Airways                                  760,170            2,207,647
  Cable & Wireless                                 468,500            2,223,083
  GKN                                              578,332            2,302,692
  GlaxoSmithKline                                  137,100            3,451,361
  GUS                                              666,822            5,938,119
  HBOS                                             561,400            6,601,673
  Lloyds TSB Group                                 391,203            4,036,406
 +PowerGen                                         399,700            4,235,308
 +Rio Tinto                                        159,724            2,986,042
  Six Continents                                   551,064            5,548,217
                                                                  -------------
                                                                     51,502,786
                                                                  -------------
United States - 0.01%
 +India Fund                                         2,300               22,310
                                                                  -------------
                                                                         22,310
                                                                  -------------

Total Common Stock (cost $183,998,349)                              183,418,252
                                                                  -------------

                                                 Principal            Market
                                                  Amount           Value (U.S.$)

Repurchase Agreements - 2.15%

 With BNP Paribas 2.10%
  12/3/01 (dated 11/30/01, collateralized
  by $541,000 U.S. Treasury
  Notes 6.50% due 2/28/02,
  market value $555,527 and $414,000
  U.S. Treasury Notes 6.625% due
  5/31/02, market value $424,035
  and $76,000 U.S. Treasury Notes 6.00%
  due 9/30/02, market value $78,809)             $1,035,500         $ 1,035,500
 With Cantor Fitzgerald 2.10%
  12/3/01 (dated 11/30/01, collateralized
  by $203,000 U.S. Treasury
  Notes 4.625% due 2/28/03,
  market value $211,301 and $799,000
  U.S. Treasury Notes 5.25% due
  8/15/03, market value $845,671)                 1,035,500           1,035,500
 With J. P. Morgan Chase 2.07%
  12/3/01 (dated 11/30/01, collateralized
  by $1,012,000 U.S. Treasury Bills due
  2/28/02, market value $1,007,410)                 983,000             983,000
 With UBS Warburg 2.11%
  12/3/01 (dated 11/30/01, collateralized
  by $1,044,000 U.S. Treasury Notes
  5.125% due 12/31/02,market
  value $1,099,012)                               1,077,000           1,077,000
                                                                   ------------
Total Repurchase Agreements
 (cost $4,131,000)                                                    4,131,000
                                                                   ------------
Total Market Value of Securities - 97.79%
 (cost $188,129,349)                                                187,549,252
Receivables and Other Assets
 Net of Liabilities - 2.21%                                           4,240,639
                                                                   ------------
Net Assets Applicable to 15,552,017
 Shares Outstanding - 100.00%                                      $191,789,891
                                                                   ============

Statements                              Delaware International Value Equity Fund
    of Net Assets (continued)


  Net Asset Value - Delaware International Value Equity Fund
    Class A ($76,388,093 / 6,181,374 Shares)                             $12.36
                                                                         ------
  Net Asset Value - Delaware International Value Equity Fund
    Class B ($30,955,537 / 2,526,002 Shares)                             $12.25
                                                                         ------
  Net Asset Value - Delaware International Value Equity Fund
    Class C ($8,656,688 / 707,227 Shares)                                $12.24
                                                                         ------
  Net Asset Value - Delaware International Value Equity Fund
    Institutional Class ($75,789,573 / 6,107,414 Shares)                 $12.41
                                                                         ------
  Components of Net Assets at November 30, 2001:
  Shares of beneficial interest
   (unlimited authorization - no par)                              $186,892,406
**Undistributed net investment income                                 1,841,163
  Accumulated net realized gain on investments                        3,649,382
  Net unrealized depreciation of investments
   and foreign currencies                                              (593,060)
                                                                   ------------
  Total net assets                                                 $191,789,891
                                                                   ============

 +Non-income producing security for the year ended November 30,2001.

 *Security is partially or fully on loan.

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

Summary of Abbreviations:
ADR - American Depositary Receipts
GDR - Global Depositary Receipts

Net Asset Value and Offering Price Per Share -
  Delaware International Value Equity Fund
Net asset value Class A (A)                                              $12.36
  Sales charge (5.75% of offering price, or 6.07%
  of amount invested per share) (B)                                        0.75
                                                                         ------
Offering price                                                           $13.11
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current Prospectus for purchases of $50,000 or more.

    See accompanying notes

Statements                                        Delaware Emerging Markets Fund
     of Net Assets (continued)


                                                 Number of            Market
                                                  Shares           Value (U.S.$)

Common Stock - 95.87%

Argentina - 1.11%
 +Central Puerto Class B                           80,000          $     26,465
  Transportadora de Gas del Sur Series B          117,700               113,269
                                                                   ------------
                                                                        139,734
                                                                   ------------
Brazil - 16.51%
  Aracruz Celulose ADR                             20,250               354,375
  Brasil Telecom                               36,888,979               195,458
  Cemig ADR                                        15,766               201,017
 +Companhia Energetica de Minas
    Gerais GDR                                  3,300,000                39,811
  Companhia Paranaense de Energia
    Copel ADR                                      39,190               243,762
  Gerdau Metalurgica                           30,820,000               426,532
  Petroleo Brasileiro Petrobras                     9,580               185,986
  Rossi Residential GDR                            24,800                20,582
 +Telemar Norte Leste                          11,172,000               236,781
  Uniao de Bancos Brasileiros                   8,799,000               173,962
                                                                   ------------
                                                                      2,078,266
                                                                   ------------
Chile - 3.10%
  Administradora de Fondos de Pensiones
    Provida ADR                                    12,295               295,695
  Empresa Nacional Electricidad ADR                 9,343                94,925
                                                                   ------------
                                                                        390,620
                                                                   ------------
China - 11.05%
  Beijing Capital International Airport         1,294,000               311,935
  Guangshen Railway                             2,162,000               363,160
  Yanzhou Coal Mining                           1,108,000               355,183
  Zhejiang Expressway                           1,506,000               361,109
                                                                   ------------
                                                                      1,391,387
                                                                   ------------
Croatia - 2.33%
  Zagrebacka Banka GDR                             13,740               293,693
                                                                   ------------
                                                                        293,693
                                                                   ------------
Egypt - 1.71%
 +Mobinil - Egyptian Mobile Services               19,623               154,876
  Paints & Chemical Industries GDR                 62,000                60,450
                                                                   ------------
                                                                        215,326
                                                                   ------------
Estonia - 1.93%
  Eesti Telekom GDR                                 8,329                97,866
  Hansabank                                        17,207               144,644
                                                                   ------------
                                                                        242,510
                                                                   ------------
Hong Kong - 1.90%
  Chaoda Modern Agriculture                       426,000               129,732
 +China Mobile                                     31,000               109,908
                                                                   ------------
                                                                        239,640
                                                                   ------------
Hungary - 2.26%
  Gedeon Richter GDR                                5,100               284,325
                                                                   ------------
                                                                        284,325
                                                                   ------------
India - 8.13%
  Gas Authority of India GDR                       32,039               268,326
  ICICI ADR                                        32,483               195,223

                                                 Number of            Market
                                                  Shares           Value (U.S.$)
Common Stock (continued)

India (continued)
 +Mahanagar Tele Nigam ADR                        49,620           $    289,285
  Videsh Sanchar Nigam ADR                        29,688                270,458
                                                                   ------------
                                                                      1,023,292
                                                                   ------------
Israel - 1.42%
  Bank Hapoalim                                   87,685                179,139
                                                                   ------------
                                                                        179,139
                                                                   ------------
Malaysia - 2.14%
  Petronas Dagangan Berhad                       231,000                269,905
                                                                   ------------
                                                                        269,905
                                                                   ------------
Mexico - 4.14%
  Cemex de C.V.                                   78,415                393,429
 +Telefonos De Mexico ADR                          3,800                127,338
                                                                   ------------
                                                                        520,767
                                                                   ------------
Russia - 6.24%
  Gazprom ADR                                      4,200                 40,110
  Gazprom ADR 144A                                19,430                185,557
 +Lukoil Holding ADR                               6,500                290,074
  JSC Mining & Smelting ADR                       17,300                269,361
                                                                   ------------
                                                                        785,102
                                                                   ------------
South Africa - 15.64%
  ABSA Group                                      85,138                287,382
  African Bank Investments                       255,466                202,534
  Impala Platinum Holdings                         8,600                359,728
 +Iscor                                           74,900                 57,559
 +Kumba Resources                                 74,900                205,465
  Nampak Limited                                  91,487                106,794
  Network Healthcare Holdings                    640,383                180,653
 +Profurn Limited Holdings                       695,776                 32,488
  Sanlam                                         293,571                258,160
  Sasol                                           33,700                278,647
                                                                   ------------
                                                                      1,969,410
                                                                   ------------
South Korea - 7.40%
  Korea Telecom - ADR                              6,260                145,545
  Pohang Iron & Steel                              4,788                404,033
  Samsung Electronics                              2,220                381,670
                                                                   ------------
                                                                        931,248
                                                                   ------------
Taiwan - 4.77%
  China Steel ADR                                    126                    979
  China Steel GDR                                 16,953                131,386
  United Microelectronics ADR                     16,857                131,314
  Yageo GDR                                       76,788                226,524
  Yageo GDR 144A                                  37,375                110,256
                                                                   ------------
                                                                        600,459
                                                                   ------------
Thailand - 4.09%
  Electricity Generating Public Company          380,800                314,513
  Hana Microelectronics                           97,200                150,595
 +PTT Public-Foreign                              61,500                 50,444
                                                                   ------------
                                                                        515,552
                                                                   ------------

Total Common Stock (cost $14,746,760)                                12,070,375
                                                                   ------------

Statements                                        Delaware Emerging Markets Fund
     of Net Assets (continued)


                                                   Principal          Market
                                                     Amount        Value (U.S.$)

Repurchase Agreements - 1.57%

 With BNP Paribas 2.10%
  12/3/01 (dated 11/30/01, collateralized
  by $26,000 U.S. Treasury
  Notes 6.50% due 2/28/02,
  market value $26,627 and $20,000
  U.S. Treasury Notes 6.625% due 5/31/02,
  market value $20,324 and $4,000
  U.S. Treasury Notes 6.00% due 9/30/02,
  market value $3,777)                              $49,700         $    49,700
 With Cantor Fitzgerald 2.10%
  12/3/01 (dated 11/30/01, collateralized
  by $10,000 U.S. Treasury
  Notes 4.625% due 2/28/03,
  market value $10,128 and $38,000
  U.S. Treasury Notes 5.25% due 8/15/03,
  market value $40,533)                              49,600              49,600
 With J. P. Morgan Chase 2.07%
  12/3/01 (dated 11/30/01, collateralized
  by $48,000 U.S. Treasury
  Bills due 2/28/02,
  market value $48,285)                              47,100              47,100
 With UBS Warburg 2.11%
  12/3/01 (dated 11/30/01, collateralized
  by $50,000 U.S. Treasury
  Notes 5.125% due 12/31/02,
  market value $52,676)                              51,600              51,600
                                                                    -----------
Total Repurchase Agreements
 (cost $198,000)                                                        198,000
                                                                    -----------
Total Market Value of Securities - 97.44%
 (cost $14,944,760)                                                  12,268,375
Receivables and Other Assets
 Net of Liabilities - 2.56%                                             322,378
                                                                    -----------
Net Assets Applicable to 1,828,598
 Shares Outstanding - 100.00%                                       $12,590,753
                                                                    -----------
Net Asset Value - Delaware Emerging Markets Fund
 Class A ($6,604,792 / 954,964 Shares)                                    $6.92
                                                                          -----
Net Asset Value - Delaware Emerging Markets Fund
 Class B ($2,762,625 / 405,995 Shares)                                    $6.80
                                                                          -----
Net Asset Value - Delaware Emerging Markets Fund
 Class C ($1,041,258 / 153,224 Shares)                                    $6.80
                                                                          -----
Net Asset Value - Delaware Emerging Markets Fund
 Institutional Class ($2,182,078 / 314,415 Shares)                        $6.94
                                                                          -----

  Components of Net Assets at November 30, 2001:
  Shares of beneficial interest
   (unlimited authorization - no par)                               $20,823,134
**Undistributed net investment income                                   193,875
  Accumulated net realized loss on investments                       (5,748,767)
  Net unrealized depreciation of investments
   and foreign currencies                                            (2,677,489)
                                                                    -----------
  Total net assets                                                  $12,590,753
                                                                    -----------

 +Non-income producing security for the year ended November 30, 2001.

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

Summary of Abbreviations:
ADR - American Depositary Receipts
GDR - Global Depositary Receipts

Net Asset Value and Offering Price Per Share -
  Delaware Emerging Markets Fund
Net asset value A Class (A)                                               $6.92
Sales charge (5.75% of offering price, or 6.07%
  of amount invested per share) (B)                                        0.42
                                                                          -----
Offering price                                                            $7.34
                                                                          =====

+Non-income producing security for the year ended November 30,2001.

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current Prospectus for purchases of $50,000 or more.

See accompanying notes

Statements                           Delaware International Small Cap Value Fund
    of Net Assets (continued)

                                               Number of             Market
                                                 Shares           Value (U.S. $)

Common Stock - 93.91%

Australia - 1.02%
 +Gropep                                         31,685            $     36,924
                                                                   ------------
                                                                         36,924
                                                                   ------------
Denmark - 0.60%
  Bang & Olufsen Holding Class B                  1,044                  21,961
                                                                   ------------
                                                                         21,961
                                                                   ------------
Finland - 0.63%
  Huhtamaki Van Leer Oyj                            600                  17,659
  Talentum                                        1,200                   5,133
                                                                   ------------
                                                                         22,792
                                                                   ------------
France - 11.78%
  Boiron                                            600                  37,852
  Carbone Lorraine                                1,795                  54,598
 +Egide                                             410                  27,150
  Fimalac                                         1,500                  51,731
  IMV Technologies                                3,745                  64,042
  Manitou                                           600                  34,899
  Mecatherm                                       1,150                  34,248
 +Nexans                                          3,620                  56,041
  Norbert Dentressangle                           1,560                  30,432
  Remy Cointreau                                  1,120                  26,070
  Walter                                            430                  11,005
                                                                   ------------
                                                                        428,068
                                                                   ------------
Germany - 10.44%
  Boewe Systec                                    1,870                  32,296
  Cewe Color Holding                              2,500                  26,846
  FAG Kugelfischer Georg Schaefer                 9,560                 102,657
  KSB                                               350                  27,561
  Ludwig Beck                                     7,913                  79,307
 +Suess Microtec                                  3,270                  91,004
 +SZ Testsysteme                                  3,270                  19,606
                                                                   ------------
                                                                        379,277
                                                                   ------------
Hong Kong - 5.07%
  Cafe De Coral Holdings                        110,000                  62,414
  Chen Hsong Holdings                           280,000                  46,674
  Hung Hing Printing Group                      104,000                  41,673
  South China Morning Post                       64,000                  33,646
                                                                   ------------
                                                                        184,407
                                                                   ------------
Italy - 1.09%
  Carraro                                         8,000                   9,979
  La Doria                                       15,000                  29,799
                                                                   ------------
                                                                         39,778
                                                                   ------------

                                               Number of             Market
                                                 Shares           Value (U.S. $)
Common Stock (continued)

Japan - 12.71%
  Arcland Sakamoto                               4,000             $     47,082
  Aronkasei                                     15,000                   43,348
  Daitec                                         1,400                   12,046
  Fancl                                          1,300                   56,247
  Getz Brothers                                 10,000                   44,647
  Kayaba Industry                               29,000                   45,905
  Miyachi Technos                                2,200                   33,574
  Nagawa                                         8,000                   38,575
  Otsuka Kagu                                    1,400                   56,822
  Takara Printing                                6,500                   41,790
  Ube-Nitto Kasei                               14,000                   42,049
                                                                    -----------
                                                                        462,085
                                                                    -----------
Netherlands - 4.85%
  Athlon Groep                                   4,862                   60,476
  Draka Holding                                  1,000                   34,622
  ICT Automatisering                             4,237                   39,052
  Stork                                          2,100                   16,631
  United Services Group                          1,500                   25,436
                                                                    -----------
                                                                        176,217
                                                                    -----------
New Zealand - 3.35%
  Restaurant Brands                             86,300                   67,125
  The Warehouse Group                           19,200                   54,706
                                                                    -----------
                                                                        121,831
                                                                    -----------
Norway - 0.86%
  Nera                                          11,784                   31,377
                                                                    -----------
                                                                         31,377
                                                                    -----------
Singapore - 3.75%
  Asia Pacific Breweries                        13,000                   32,804
  Courts                                        65,000                   17,220
  Singapore Airport Terminal Services           31,000                   22,350
  SMRT                                         160,000                   63,793
                                                                    -----------
                                                                        136,167
                                                                    -----------
Spain - 1.95%
  Aldeasa                                        2,960                   44,684
  Portland Valderrivas                           1,200                   26,309
                                                                    -----------
                                                                         70,993
                                                                    -----------
Switzerland - 3.03%
  Lindt & Spruengli                                 20                  110,154
                                                                    -----------
                                                                        110,154
                                                                    -----------

Statements                           Delaware International Small Cap Value Fund
    of Net Assets (continued)


                                              Number of              Market
                                               Shares             Value (U.S. $)
Common Stock (continued)

United Kingdom - 32.78%
  AGA Foodservice Group                         14,400             $     46,752
  Arriva                                        10,580                   51,298
  Body Shop International                       79,057                  116,208
  Bovis Homes Group                             10,700                   50,696
  Bristol Water Holdings                         2,550                   44,215
  Cobham                                         2,449                   38,532
  Fuller Smith & Turner                          6,100                   38,956
 +Generics Group                                 5,600                    6,713
  H.P. Bulmer Holdings                           9,059                   54,815
  Harvey Nichols                                26,600                   58,460
  IMI                                           13,400                   46,470
  Laird Group                                   18,200                   40,258
  Northern Foods                                55,300                  127,060
  Pendragon                                     17,896                   55,420
  Persimmon                                     14,100                   64,542
  PizzaExpress                                   8,100                   94,672
  Rexam                                         23,620                  124,720
 +Send Group                                     1,210                    1,330
  TT Electronics                                24,200                   49,560
 +TTP Communications                            43,080                   80,538
                                                                    -----------
                                                                      1,191,215
                                                                    -----------

Total Common Stock (cost $4,018,710)                                  3,413,246
                                                                    -----------
                                              Principal
                                                Amount

Repurchase Agreements - 4.65%

 With BNP Paribas 2.10%
  12/3/01 (dated 11/30/01, collateralized by
  $22,000 U.S. Treasury
  Notes 6.50% due 2/28/02,
  market value $22,727, and $17,000
  U.S. Treasury Notes 6.625% due
  5/31/02, market value $17,347, and $3,000
  U.S. Treasury Notes 6.00% due
  9/30/02, market value $3,224)                 $42,400                  42,400
 With Cantor Fitzgerald 2.10%
  12/3/01 (dated 11/30/01, collateralized by
  $8,000 U.S. Treasury
  Notes 4.625% due 2/28/03,
  market value $8,644 and $33,000
  U.S. Treasury Notes 5.25% due
  8/15/03, market value $34,597)                 42,300                  42,300
 With JP Morgan Chase 2.07%
  12/3/01 (dated 11/30/01, collateralized by
  $41,000 U.S. Treasury Bills due 2/28/02,
  market value $41,213)                          40,300                  40,300
 With UBS Warburg 2.11%
  12/3/01 (dated 11/30/01, collateralized by
  $43,000 U.S. Treasury
  Notes 5.125% due 12/31/02,
  market value $44,961)                          44,000                  44,000
                                                                      ---------
Total Repurchase Agreements
 (cost $169,000)                                                        169,000
                                                                      ---------

  Total Market Value of Securities - 98.56%
    (cost $4,187,710)                                                $3,582,246
  Receivables and Other Assets
    Net of Liabilities - 1.44%                                           52,278
                                                                     ----------
  Net Assets Applicable to 490,284
    Shares Outstanding - 100.00%                                     $3,634,524
                                                                     ----------

  Net Asset Value - Delaware International Small Cap
    Value Fund Class A
    ($34,751 / 4,688 Shares)                                              $7.41
                                                                          -----
  Net Asset Value - Delaware International Small Cap
    Value Fund Class B
    ($16,612 / 2,241 Shares)                                              $7.41
                                                                          -----
  Net Asset Value - Delaware International Small Cap
    Value Fund Class C
    ($4,078/ 550 Shares)                                                  $7.41
                                                                          -----
  Net Asset Value - Delaware International Small Cap
    Value Fund Institutional Class
    ($3,579,083 / 482,805 Shares)                                         $7.41
                                                                          -----
  Components of Net Assets at November 30, 2001:
  Shares of beneficial interest
    (unlimited authorization - no par)                               $4,138,730
**Undistributed net investment income                                    68,457
  Accumulated net realized gain on investments                           32,837
  Net unrealized depreciation of investments
    and foreign currencies                                             (605,500)
                                                                     ----------
  Total net assets                                                   $3,634,524
                                                                     ==========

 +Non-income producing security for the year ended November 30,2001.

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.


  Net Asset Value and Offering Price Per Share -
    Delaware International Small Cap Value Fund
  Net asset value Class A (A)                                             $7.41
  Sales charge (5.75% of offering price, or 6.07%
    of amount invested per share) (B)                                      0.45
                                                                          -----
  Offering price                                                          $7.86
                                                                          =====

  + Non-income producing security for the year ended November 30,2001.

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

    See accompanying notes


Statements                                                                            Delaware International Funds
  of Operations                                                                       Year Ended November 30, 2001

                                                                    Delaware         Delaware        Delaware
                                                                   International      Emerging       International
                                                                   Value Equity        Markets         Small Cap
                                                                      Fund              Fund           Value Fund
                                                                   -------------    -------------    -------------
Investment Income:
  Interest                                                       $    149,896        $   18,309        $   6,535
  Dividends                                                         6,592,288           599,325          125,845
  Security lending income                                             110,356                --               --
  Foreign tax withheld                                               (653,269)          (34,578)         (13,131)
                                                                 ------------        ----------        ---------
                                                                    6,199,271           583,056          119,249
                                                                 ------------        ----------        ---------
Expenses:
  Management fees                                                   1,692,953           167,936           47,561
  Dividend disbursing and transfer agent fees and expenses          1,184,504           114,814            1,540
  Distribution expense                                                643,007            62,858               14
  Reports and statements to shareholders                              142,597             2,000            5,708
  Custodian fees                                                       93,150            10,683            2,953
  Accounting and administration expenses                               87,221             5,962            1,564
  Registration fees                                                    65,551            12,279           61,165
  Professional fees                                                    53,667               296              831
  Trustees' fees                                                        8,318             1,753            1,494
  Taxes (other than taxes on income)                                    1,617                --               30
  Amortization of organization expenses                                    --             2,332               --
  Other                                                                37,767             8,540            1,545
                                                                 ------------        ----------        ---------
                                                                    4,010,352           389,453          124,405
  Less expenses absorbed or waived                                         --          (101,193)         (76,657)
  Less expenses paid indirectly                                        (4,583)             (487)            (149)
                                                                 ------------        ----------        ---------
  Total expenses                                                    4,005,769           287,773           47,599
                                                                 ------------        ----------        ---------
Net Investment Income                                               2,193,502           295,283           71,650
                                                                 ------------        ----------        ---------

Net Realized and Unrealized Gain (Loss) on Investments:
  Investments                                                       4,786,557        (2,836,400)          32,966
  Foreign currencies                                                  226,314           (45,245)          (2,158)
                                                                 ------------        ----------        ---------
  Net realized gain (loss)                                          5,012,871        (2,881,645)          30,808
  Net change in unrealized appreciation/depreciation
    of investments and foreign currencies                         (23,386,061)        3,075,034         (214,038)
                                                                 ------------        ----------        ---------
Net Realized and Unrealized Gain (Loss)
  on Investments and Foreign Currencies                           (18,373,190)          193,389         (183,230)
                                                                 ------------        ----------        ---------
Net Increase (Decrease) in Net Assets Resulting
  From Operations                                                $(16,179,688)       $  488,672        $(111,580)
                                                                 ============        ==========        =========

See accompanying notes

Statements                                                                             Delaware International Value Equity Fund
  of Changes in Net Assets

                                                                                                        Year Ended
                                                                                              11/30/01               11/30/00
Increase (Decrease) in Net Assets from Operations:
 Net investment income                                                                      $   2,193,502           $  2,633,697
 Net realized gain on investments and foreign currencies                                        5,012,871             27,453,632
 Net change in unrealized appreciation/depreciation of investments and foreign currencies     (23,386,061)           (27,053,261)
                                                                                             ------------           ------------
 Net increase (decrease) in net assets resulting from operations                              (16,179,688)             3,034,068
                                                                                             ------------           ------------
Dividends and Distributions to Shareholders from:
 Net investment income:
  Class A                                                                                        (987,161)            (1,382,086)
  Class B                                                                                        (177,067)              (387,910)
  Class C                                                                                         (55,699)              (153,951)
  Institutional Class                                                                          (1,270,910)            (1,703,355)

 Net realized gain on investments:
  Class A                                                                                     (10,947,511)            (2,022,871)
  Class B                                                                                      (4,310,680)              (734,747)
  Class C                                                                                      (1,354,434)              (291,602)
  Institutional Class                                                                         (11,088,692)            (2,285,334)
                                                                                             ------------           ------------
                                                                                              (30,192,154)            (8,961,856)
                                                                                             ------------           ------------
Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                                                      76,726,169            155,854,386
  Class B                                                                                       8,818,200              7,561,403
  Class C                                                                                      15,511,814             23,391,889
  Institutional Class                                                                          45,021,622             55,524,437

 Net asset from merger(1):
  Class A                                                                                       2,395,923                     --
  Class B                                                                                       1,371,385                     --
  Class C                                                                                         239,283                     --
  Institutional Class                                                                               6,031                     --

 Net asset value of shares issued upon reinvestment of dividends and distributions:
  Class A                                                                                      11,152,705              3,201,957
  Class B                                                                                       4,216,585              1,053,722
  Class C                                                                                       1,360,388                430,304
  Institutional Class                                                                          12,304,805              3,975,582
                                                                                             ------------           ------------
                                                                                              179,124,910            250,993,680
                                                                                             ------------           ------------
 Cost of shares repurchased:
  Class A                                                                                     (76,598,760)          (176,498,893)
  Class B                                                                                      (8,170,058)           (12,258,230)
  Class C                                                                                     (16,415,772)           (27,784,652)
  Institutional Class                                                                         (79,850,063)           (54,498,953)
                                                                                             ------------           ------------
                                                                                             (181,034,653)          (271,040,728)
                                                                                             ------------           ------------
 Decrease in net assets derived from capital share transactions                                (1,909,743)           (20,047,048)
                                                                                             ------------           ------------
Net Decrease in Net Assets                                                                    (48,281,585)           (25,974,836)

Net Assets:
  Beginning of year                                                                           240,071,476            266,046,312
                                                                                             ------------           ------------
  End of year                                                                                $191,789,891           $240,071,476
                                                                                             ============           ============

See accompanying notes

(1) See Note 5.

Statements                                                                                      Delaware Emerging Markets Fund
  of Changes in Net Assets (continued)
                                                                                                         Year Ended
                                                                                               11/30/01               11/30/00
Increase (Decrease) in Net Assets from Operations:
 Net investment income                                                                        $   295,283            $   185,406
 Net realized loss on investments and foreign currencies                                       (2,881,645)              (628,825)
 Net change in unrealized appreciation/depreciation of investments and foreign currencies       3,075,034             (2,310,894)
                                                                                              -----------            -----------
 Net increase (decrease) in net assets resulting from operations                                  488,672             (2,754,313)
                                                                                              -----------            -----------

Dividends and Distributions to Shareholders from:
 Net investment income:
  Class A                                                                                         (23,518)              (119,720)
  Class B                                                                                              --                (32,820)
  Class C                                                                                              --                (15,861)
  Institutional Class                                                                             (15,768)               (48,251)
                                                                                              -----------            -----------
                                                                                                  (39,286)              (216,652)
                                                                                              -----------            -----------
Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                                                       4,965,559              4,114,519
  Class B                                                                                         900,250              1,446,413
  Class C                                                                                       1,220,918              2,666,750
  Institutional Class                                                                             698,912              1,313,780

Net asset value of shares issued upon reinvestment of dividends and distributions:
  Class A                                                                                          22,206                115,516
  Class B                                                                                              --                 31,671
  Class C                                                                                              --                 15,681
  Institutional Class                                                                              15,768                 48,251
                                                                                              -----------            -----------
                                                                                                7,823,613              9,752,581
                                                                                              -----------            -----------
 Cost of shares repurchased:
  Class A                                                                                      (4,822,064)            (4,328,097)
  Class B                                                                                        (949,634)            (1,765,570)
  Class C                                                                                      (1,677,978)            (2,470,597)
  Institutional Class                                                                            (861,570)            (1,429,931)
                                                                                              -----------            -----------
                                                                                               (8,311,246)            (9,994,195)
                                                                                              -----------            -----------
 Decrease in net assets derived from capital share transactions                                  (487,633)              (241,614)
                                                                                              -----------            -----------
Net Decrease in Net Assets                                                                        (38,247)            (3,212,579)

Net Assets:
  Beginning of year                                                                            12,629,000             15,841,579
                                                                                              -----------            -----------
  End of year                                                                                 $12,590,753            $12,629,000
                                                                                              ===========            ===========

See accompanying notes

Statements                                                                         Delaware International Small Cap Value Fund
  of Changes in Net Assets (continued)
                                                                                                            Year Ended
                                                                                                 11/30/01              11/30/00
Increase (Decrease) in Net Assets from Operations:
 Net investment income                                                                         $   71,650             $   91,351
 Net realized gain on investments and foreign currencies                                           30,808                222,989
 Net change in unrealized appreciation/depreciation of investments and foreign currencies        (214,038)              (522,860)
                                                                                               ----------             ----------
 Net decrease in net assets resulting from operations                                            (111,580)              (208,520)
                                                                                               ----------             ----------

Dividends and Distributions to Shareholders from:
 Net investment income:
  Class A                                                                                              --                     --
  Class B                                                                                              --                     --
  Class C                                                                                              --                     --
  Institutional Class                                                                             (83,213)               (50,869)

 Net realized gain on investments:
  Class A                                                                                              (1)                    (2)
  Class B                                                                                              --                     --
  Class C                                                                                              --                     --
  Institutional Class                                                                            (230,606)              (629,317)
                                                                                               ----------             ----------
                                                                                                 (313,820)              (680,188)
                                                                                               ----------             ----------
Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                                                          34,341                     --
  Class B                                                                                          16,511                     --
  Class C                                                                                           4,017                     --
  Institutional Class                                                                                  --                     --

 Net asset value of shares issued upon reinvestment of dividends and distributions:
  Class A                                                                                               1                      2
  Class B                                                                                              --                     --
  Class C                                                                                              --                     --
  Institutional Class                                                                             313,819                680,186
                                                                                               ----------             ----------
                                                                                                  368,689                680,188
                                                                                               ----------             ----------
 Cost of shares repurchased:
  Class A                                                                                              --                     --
  Class B                                                                                              --                     --
  Class C                                                                                              --                     --
  Institutional Class                                                                                  --                     --
                                                                                               ----------             ----------
                                                                                                       --                     --
                                                                                               ----------             ----------
 Increase in net assets derived from capital share transactions                                   368,689                680,188
                                                                                               ----------             ----------
Net Decrease in Net Assets                                                                        (56,711)              (208,520)

Net Assets:
  Beginning of period                                                                           3,691,235              3,899,755
                                                                                               ----------             ----------
  End of period                                                                                $3,634,524             $3,691,235
                                                                                               ==========             ==========

See accompanying notes

Financial
       Highlights


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware International Value Equity Fund Class A
                                                                                          Year Ended
                                                                      11/30/01   11/30/00  11/30/99  11/30/98   11/30/97

Net asset value, beginning of period                                   $15.690    $16.150   $15.330   $14.650    $14.640

Income (loss) from investment operations:
Net investment income(1)                                                 0.149      0.162     0.174     0.273      0.220
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                                (1.191)    (0.080)   0.881      0.957      0.245
                                                                       -------    -------   -------   -------    -------
Total from investment operations                                        (1.042)     0.082     1.055     1.230      0.465
                                                                       -------    -------   -------   -------    -------

Less dividends and distributions from:
Net investment income                                                   (0.194)    (0.220)   (0.235)   (0.395)    (0.435)
Net realized gain on investments                                        (2.094)    (0.322)       --    (0.155)    (0.020)
                                                                       -------    -------   -------   -------    -------
Total dividends and distributions                                       (2.288)    (0.542)   (0.235)   (0.550)    (0.455)
                                                                       -------    -------   -------   -------    -------

Net asset value, end of period                                         $12.360    $15.690   $16.150   $15.330    $14.650
                                                                       =======    =======   =======   =======    =======



Total return(2)                                                         (8.33%)    0.38%     6.97%      8.75%      3.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $76,388    $80,652   $99,671  $122,609   $112,425
Ratio of expenses to average net assets                                  1.99%      1.89%     1.86%     1.70%      1.70%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                1.99%      1.89%     1.86%     1.70%      1.71%
Ratio of net investment income to average net assets                     1.12%      1.02%     1.10%     1.80%      1.46%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly               1.12%      1.02%     1.10%     1.80%      1.45%
Portfolio turnover                                                         15%        10%        3%        5%         8%

(1) Per share information was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
       Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware International Value Equity Fund Class B
                                                                                           Year Ended
                                                                      11/30/01   11/30/00  11/30/99  11/30/98   11/30/97

Net asset value, beginning of period                                   $15.570    $16.090   $15.280   $14.560    $14.560

Income (loss) from investment operations:
Net investment income(1)                                                 0.057      0.051     0.063     0.168      0.114
Net realized and unrealized gain (loss) on investments
  and foreign currencies                                                (1.197)    (0.079)    0.877     0.962      0.246
                                                                       -------    -------   -------   -------    -------
Total from investment operations                                        (1.140)    (0.028)    0.940     1.130      0.360
                                                                       -------    -------   -------   -------    -------

Less dividends and distributions from:
Net investment income                                                   (0.086)    (0.170)   (0.130)   (0.255)    (0.340)
Net realized gain on investments                                        (2.094)    (0.322)       --    (0.155)    (0.020)
                                                                       -------    -------   -------   -------    -------
Total dividends and distributions                                       (2.180)    (0.492)   (0.130)   (0.410)    (0.360)
                                                                       -------    -------   -------   -------    -------

Net asset value, end of period                                         $12.250    $15.570   $16.090   $15.280    $14.560
                                                                       =======    =======   =======   =======    =======


Total return(2)                                                         (9.04%)    (0.31%)    6.21%     8.03%      2.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $30,956    $32,178   $36,997   $37,775    $31,914
Ratio of expenses to average net assets                                  2.69%      2.59%     2.56%     2.40%      2.40%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                2.69%      2.59%     2.56%     2.40%      2.41%
Ratio of net investment income to average net assets                     0.42%      0.32%     0.40%     1.10%      0.76%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly               0.42%      0.32%     0.40%     1.10%      0.75%
Portfolio turnover                                                         15%        10%        3%        5%         8%

(1) Per share information was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
       Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware International Value Equity Fund Class C
                                                                                          Year Ended
                                                                      11/30/01   11/30/00  11/30/99  11/30/98   11/30/97

Net asset value, beginning of period                                   $15.560    $16.070   $15.260   $14.540    $14.540

Income (loss) from investment operations:
Net investment income(1)                                                 0.057      0.051     0.063     0.167      0.114
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                                    (1.197)    (0.069)    0.877     0.963      0.246
                                                                       -------    -------   -------   -------    -------
Total from investment operations                                        (1.140)    (0.018)    0.940     1.130      0.360
                                                                       -------    -------   -------   -------    -------

Less dividends and distributions from:
Net investment income                                                   (0.086)    (0.170)   (0.130)   (0.255)    (0.340)
Net realized gain on investments                                        (2.094)    (0.322)       --    (0.155)    (0.020)
                                                                       -------    -------   -------   -------    -------
Total dividends and distributions                                       (2.180)    (0.492)   (0.130)   (0.410)    (0.360)
                                                                       -------    -------   -------   -------    -------

Net asset value, end of period                                         $12.240    $15.560   $16.070   $15.260    $14.540
                                                                       =======    =======   =======   =======    =======

Total return(2)                                                         (9.04%)    (0.25%)    6.22%     8.04%      2.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $8,657    $10,202   $14,369   $14,076    $11,811
Ratio of expenses to average net assets                                  2.69%      2.59%     2.56%     2.40%      2.40%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                2.69%      2.59%     2.56%     2.40%      2.41%
Ratio of net investment income to average net assets                     0.42%      0.32%     0.40%     1.10%      0.76%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly               0.42%      0.32%     0.40%     1.10%      0.75%
Portfolio turnover                                                         15%        10%        3%        5%         8%

(1) Per share information was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware International Value Equity Fund Institutional Class
                                                                                                    Year   Ended
                                                                      11/30/01     11/30/00    11/30/99   11/30/98    11/30/97
Net asset value, beginning of period                                   $15.760      $16.190     $15.370    $14.720     $14.710

Income (loss) from investment operations:
Net investment income(1)                                                 0.189        0.210       0.222      0.318       0.267
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                                    (1.205)      (0.078)      0.880      0.962       0.238
                                                                       -------      -------     -------    -------     -------
Total from investment operations                                        (1.016)       0.132       1.102      1.280       0.505
                                                                       -------      -------     -------    -------     -------

Less dividends and distributions from:
Net investment income                                                   (0.240)      (0.240)     (0.282)    (0.475)     (0.475)
Net realized gain on investments                                        (2.094)      (0.322)         --     (0.155)     (0.020)
                                                                       -------      -------     -------    -------     -------
Total dividends and distributions                                       (2.334)      (0.562)     (0.282)    (0.630)     (0.495)
                                                                       -------      -------     -------    -------     -------

Net asset value, end of period                                         $12.410      $15.760     $16.190    $15.370     $14.720
                                                                       =======      =======     =======    =======     =======



Total return(2)                                                         (8.14%)       0.70%       7.26%      9.10%       3.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $75,790     $117,039    $115,009   $164,823     $71,177
Ratio of expenses to average net assets                                  1.69%        1.59%       1.56%      1.40%       1.40%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                1.69%        1.59%       1.56%      1.40%       1.41%
Ratio of net investment income to average net assets                     1.42%        1.32%       1.40%      2.10%       1.76%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly               1.42%        1.32%       1.40%      2.10%       1.75%
Portfolio turnover                                                         15%          10%          3%         5%          8%

(1) Per share information was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Financial
       Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Delaware Emerging Markets Fund Class A
                                                                                              Year Ended
                                                                        11/30/01   11/30/00    11/30/99   11/30/98    11/30/97

Net asset value, beginning of period                                    $6.600       $8.050      $6.530    $10.200      $9.970

Income (loss) from investment operations:
Net investment income(1)                                                 0.170        0.107       0.081      0.129       0.062
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                                     0.176       (1.437)      1.509     (3.174)      0.253
                                                                        ------       ------      ------     ------     -------
Total from investment operations                                         0.346       (1.330)      1.590     (3.045)      0.315
                                                                        ------       ------      ------     ------     -------

Less dividends and distributions from:
Net investment income                                                   (0.026)      (0.120)     (0.070)    (0.020)     (0.010)
Net realized gain on investments                                            --           --          --     (0.605)     (0.075)
                                                                        ------       ------      ------     ------     -------
Total dividends and distributions                                       (0.026)      (0.120)     (0.070)    (0.625)     (0.085)
                                                                        ------       ------      ------     ------     -------

Net asset value, end of period                                          $6.920       $6.600      $8.050     $6.530     $10.200
                                                                        ======       ======      ======     ======     =======



Total return(2)                                                          5.09%      (16.78%)     24.74%    (31.66%)      3.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $6,605       $6,242      $7,815     $5,584      $9,665
Ratio of expenses to average net assets                                  1.95%        1.95%       1.95%      1.96%       2.00%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                2.73%        2.85%       2.99%      3.91%       3.02%
Ratio of net investment income to average net assets                     2.39%        1.28%       1.15%      1.58%       0.52%
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expenses paid indirectly                 1.61%        0.38%       0.11%     (0.37%)     (0.50%)
Portfolio turnover                                                         36%          31%         17%        47%         65%

(1) Per share information was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Financial
       Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Emerging Markets Fund Class B
                                                                                              Year Ended
                                                                     11/30/01      11/30/00    11/30/99   11/30/98    11/30/97

Net asset value, beginning of period                                   $6.520        $7.960      $6.440    $10.110      $9.940

Income (loss) from investment operations:
Net investment income (loss)(1)                                         0.117         0.045       0.029      0.070      (0.020)
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                                    0.163        (1.415)      1.501     (3.135)      0.265
                                                                       ------        ------      ------     ------     -------
Total from investment operations                                        0.280        (1.370)      1.530     (3.065)      0.245
                                                                       ------        ------      ------     ------     -------

Less dividends and distributions from:
Net investment income                                                      --        (0.070)     (0.010)        --          --
Net realized gain on investments                                           --            --          --     (0.605)     (0.075)
                                                                       ------        ------      ------     ------     -------
Total dividends and distributions                                          --        (0.070)     (0.010)    (0.605)     (0.075)
                                                                       ------        ------      ------     ------     -------

Net asset value, end of period                                         $6.800        $6.520      $7.960     $6.440     $10.110
                                                                       ======        ======      ======     ======     =======

Total return(2)                                                         4.29%       (17.44%)     23.81%    (32.11%)      2.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $2,763        $2,715      $3,671     $2,528      $3,484
Ratio of expenses to average net assets                                 2.70%         2.70%       2.70%      2.70%       2.70%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                               3.43%         3.55%       3.69%      4.61%       3.72%
Ratio of net investment income (loss) to average net assets             1.64%         0.53%       0.40%      0.84%      (0.18%)
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly              0.91%        (0.32%)     (0.59%)    (1.07%)     (1.20%)
Portfolio turnover                                                        36%           31%         17%        47%         65%

(1) Per share information was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Emerging Markets Fund Class C
                                                                                             Year Ended
                                                                     11/30/01      11/30/00    11/30/99   11/30/98    11/30/97

Net asset value, beginning of period                                   $6.510        $7.950      $6.430    $10.110      $9.940

Income (loss) from investment operations:
Net investment income (loss)(1)                                         0.117         0.045       0.029      0.068      (0.019)
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                                    0.173        (1.415)      1.501     (3.143)      0.264
                                                                       ------        ------      ------     ------     -------
Total from investment operations                                        0.290        (1.370)      1.530     (3.075)      0.245
                                                                       ------        ------      ------     ------     -------

Less dividends and distributions from:
Net investment income                                                      --        (0.070)     (0.010)        --          --
Net realized gain on investments                                           --            --          --     (0.605)     (0.075)
                                                                       ------        ------      ------     ------     -------
Total dividends and distributions                                          --        (0.070)     (0.010)    (0.605)     (0.075)
                                                                       ------        ------      ------     ------     -------

Net asset value, end of period                                         $6.800        $6.510      $7.950     $6.430     $10.110
                                                                       ======        ======      ======     ======     =======

Total return(2)                                                         4.46%       (17.46%)     23.85%    (32.21%)      2.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $1,041        $1,443      $1,565       $884      $1,519
Ratio of expenses to average net assets                                 2.70%         2.70%       2.70%       2.70%      2.70%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                               3.43%         3.55%       3.69%      4.61%       3.72%
Ratio of net investment income (loss) to average net assets             1.64%         0.53%       0.40%      0.84%      (0.18%)
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly              0.91%        (0.32%)     (0.59%)    (1.07%)     (1.20%)
Portfolio turnover                                                        36%           31%         17%        47%         65%

(1) Per share information was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Emerging Markets Fund Institutional Class
                                                                                              Year Ended
                                                                     11/30/01      11/30/00    11/30/99   11/30/98    11/30/97

Net asset value, beginning of period                                   $6.630        $8.080      $6.550    $10.250      $9.990

Income (loss) from investment operations:
Net investment income(1)                                                0.188         0.128       0.099      0.151       0.098
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                                    0.169        (1.438)      1.521     (3.191)      0.262
                                                                      -------       -------     -------    -------     -------
Total from investment operations                                        0.357        (1.310)      1.620     (3.040)      0.360
                                                                      -------       -------     -------    -------     -------

Less dividends and distributions from:
Net investment income                                                  (0.047)       (0.140)     (0.090)    (0.055)     (0.025)
Net realized gain on investments                                           --            --          --     (0.605)     (0.075)
                                                                      -------       -------     -------    -------     -------
Total dividends and distributions                                      (0.047)       (0.140)     (0.090)    (0.660)     (0.100)
                                                                      -------       -------     -------    -------     -------

Net asset value, end of period                                         $6.940        $6.630      $8.080     $6.550     $10.250
                                                                      =======       =======     =======    =======     =======

Total return(2)                                                         5.40%       (16.65%)     25.24%    (31.55%)      3.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $2,182        $2,229      $2,791     $1,117      $1,916
Ratio of expenses to average net assets                                 1.70%         1.70%       1.70%      1.70%       1.70%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                               2.43%         2.55%       2.69%      3.61%       2.72%
Ratio of net investment income to average net assets                    2.64%         1.53%       1.40%      1.84%       0.82%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly              1.91%         0.68%       0.41%     (0.07%)     (0.20%)
Portfolio turnover                                                        36%           31%         17%        47%         65%

(1) Per share information was based on the average shares outstanding method.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware International Small Cap Value Fund Class A(4)
                                                                                                                      12/19/97(1)
                                                                                     Year Ended                            to
                                                                     11/30/01         11/30/00         11/30/99         11/30/98
Net asset value, beginning of period                                   $8.340          $10.730           $9.000           $8.500

Income (loss) from investment operations:
Net investment income(2)                                                0.146            0.209            0.168            0.191
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                                   (0.367)          (0.727)           1.817            0.309
                                                                       ------           ------          -------           ------
Total from investment operations                                       (0.221)          (0.518)           1.985            0.500
                                                                       ------           ------          -------           ------

Less dividends and distributions from:
Net investment income                                                  (0.188)          (0.140)          (0.180)              --
Net realized gain on investments                                       (0.521)          (1.732)          (0.075)              --
                                                                       ------           ------          -------           ------
Total dividends and distributions                                      (0.709)          (1.872)          (0.255)              --
                                                                       ------           ------          -------           ------

Net asset value, end of period                                         $7.410           $8.340          $10.730           $9.000
                                                                       ======           ======          =======           ======

Total return(3)                                                        (3.09%)          (5.32%)          22.74%            5.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $35               --               --               --
Ratio of expenses to average net assets                                 1.29%            1.25%            1.25%            1.25%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                               3.67%            1.77%            1.82%            2.30%
Ratio of net investment income to average net assets                    1.87%            2.45%            1.71%            2.25%
Ratio of net investment income (loss) to average net assets
  prior to expense limitation and expenses paid indirectly             (0.51%)           1.93%            1.14%            1.20%
Portfolio turnover                                                        20%              22%              96%               4%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

(4) Shares of the Delaware International Small Cap Value Fund Class A were initially offered on December 19, 1997. Between January 16, 1998 and July 15, 1998, the Class A shares that had been sold were subsequently repurchased, leaving a balance of one share, representing the initial seed purchase, as of November 30, 2000. This shareholder data was not previously disclosed because the data was not believed to be meaningful.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware International Small Cap Value Fund Class B
                                                                                      09/28/01(1)
                                                                                         to
                                                                                       11/30/01
Net asset value, beginning of period                                                     $6.920

Income (loss) from investment operations:
Net investment loss(2)                                                                   (0.003)
Net realized and unrealized gain on investments and
  foreign currencies                                                                      0.493
                                                                                         ------
Total from investment operations                                                          0.490
                                                                                         ------

Less dividends and distributions from:
Net investment income                                                                        --
Net realized gain on investments                                                             --
                                                                                         ------
Total dividends and distributions                                                            --
                                                                                         ------

Net asset value, end of period                                                           $7.410
                                                                                         ======

Total return(3)                                                                           7.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                     $17
Ratio of expenses to average net assets                                                   2.25%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                                13.55%
Ratio of net investment loss to average net assets                                       (0.03%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly                              (11.33%)
Portfolio turnover                                                                          20%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Financial
       Highlights (continued)



Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware International Small Cap Value Fund Class C
                                                                                      09/28/01(1)
                                                                                          to
                                                                                       11/30/01
Net asset value, beginning of period                                                     $6.920

Income (loss) from investment operations:
Net investment loss(2)                                                                   (0.003)
Net realized and unrealized gain on investments and
  foreign currencies                                                                      0.493
                                                                                         ------
Total from investment operations                                                          0.490
                                                                                         ------

Less dividends and distributions from:
Net investment income                                                                        --
Net realized gain on investments                                                             --
                                                                                         ------
Total dividends and distributions                                                            --
                                                                                         ------

Net asset value, end of period                                                           $7.410
                                                                                         ======

Total return(3)                                                                           7.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                      $4
Ratio of expenses to average net assets                                                   2.25%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                                                13.55%
Ratio of net investment loss to average net assets                                       (0.03%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly                              (11.33%)
Portfolio turnover                                                                          20%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Financial
       Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware International Small Cap Value Fund Institutional Class
                                                                                                                        2/19/97(1)
                                                                                     Year Ended                            to
                                                                     11/30/01         11/30/00         11/30/99         11/30/98
Net asset value, beginning of period                                   $8.340          $10.730           $9.000           $8.500

Income (loss) from investment operations:
Net investment income(2)                                                0.149            0.209            0.168            0.191
Net realized and unrealized gain (loss) on investments and
  foreign currencies                                                   (0.370)          (0.727)           1.817            0.309
                                                                       ------           ------          -------           ------
Total from investment operations                                       (0.221)          (0.518)           1.985            0.500
                                                                       ------           ------          -------           ------

Less dividends and distributions from:
Net investment income                                                  (0.188)          (0.140)          (0.180)              --
Net realized gain on investments                                       (0.521)          (1.732)          (0.075)              --
                                                                       ------           ------          -------           ------
Total dividends and distributions                                      (0.709)          (1.872)          (0.255)              --
                                                                       ------           ------          -------           ------

Net asset value, end of period                                         $7.410           $8.340          $10.730           $9.000
                                                                       ======           ======          =======           ======

Total return(3)                                                        (3.09%)          (5.32%)          22.74%             5.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                $3,579           $3,691           $3,900           $3,175
Ratio of expenses to average net assets                                 1.25%            1.25%            1.25%            1.25%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                               3.42%            1.52%            1.57%            2.05%
Ratio of net investment income to average net assets                    1.91%            2.45%            1.71%            2.25%
Ratio of net investment income (loss) to average net assets
prior to expense limitation and expenses paid indirectly               (0.26%)           2.18%            1.39%            1.45%
Portfolio turnover                                                        20%              22%              96%               4%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

                                                    Delaware International Funds
Notes                                               November 30, 2001
  to Financial Statements

Delaware Group Global & International Funds (the "Trust") is organized as a Delaware business trust and offers three series: Delaware International Value Equity Fund (formerly Delaware International Equity Fund), Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund (the "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months of purchase. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of Delaware International Value Equity Fund is to seek long-term growth without undue risk to principal.

The investment objective of Delaware Emerging Markets Fund is to seek long-term capital appreciation. The investment objective of Delaware International Small Cap Value Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Fund is valued. If on a particular day a security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex- dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Funds understanding of the applicable country's tax rules and rates. Each Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Notes                                               Delaware International Funds
  to Financial Statements (continued)


1. Significant Accounting Policies (continued)
Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangement are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the year ended November 30, 2001 were as follows:


                        Delaware      Delaware      Delaware
                      International   Emerging   International
                      Value Equity    Markets      Small Cap
                         Fund          Fund        Value Fund
                      -------------   --------   -------------
Commission
  Reimbursements        $4,583         $309         $88
Earnings Credits          --            178          61

2. Investment Management, Administration
   Agreements and Other Transactions with Affiliates

In accordance with the terms of the investment management agreement, each Fund pays Delaware International Advisers Ltd. (DIAL), an affiliate of Delaware Management Company (DMC), the investment manager, an annual fee based on its average daily net assets.

Following are the management fees as a percentage of average daily net assets:

                                  Delaware      Delaware      Delaware
                                International   Emerging   International
                                Value Equity    Markets      Small Cap
                                    Fund         Fund        Value Fund
                                -------------   --------   -------------
On the first $500 million          0.85%         1.25%        1.25%
On the next $500 million           0.80%         1.20%        1.20%
On the next $1.5 billion           0.75%         1.15%        1.15%
In excess of $2.5 billion          0.70%         1.10%        1.10%

DIAL has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses, distribution fees and extraordinary expenses, do not exceed specified percentages of average daily net assets through January 31, 2002 as shown below.

                 Delaware               Delaware
                 Emerging            International
                 Markets               Small Cap
                  Fund                 Value Fund
                 --------            -------------
                  1.70%                  1.25%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC and DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

At November 30, 2001, the Funds had receivables from or liabilities payable to affiliates as follows:

                        Delaware      Delaware      Delaware
                      International   Emerging   International
                      Value Equity    Markets      Small Cap
                         Fund          Fund        Value Fund
                      -------------   --------   -------------

Investment
management
fees payable to DIAL    $43,937          $746          $--

Dividend disbursing,
transfer agent,
accounting fees and
other expenses
payable to DSC          117,688        15,647          590

Other expenses
payable to DIAL
and affiliates           57,674         5,781        1,076

Receivable from
DIAL under
expense limitation
agreement                 --             --         32,892

Notes                                               Delaware International Funds
  to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC and DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected to waive its fees through January 31, 2002 in order to prevent distribution fees of Class A shares of the Delaware Emerging Markets Fund from exceeding 0.25% of the average daily net assets. The Board of Trustees has set the fee for the Delaware International Small Cap Value Fund at an annual rate of 0.25% of the class A shares average daily net assets.The distributor waived Delaware International Small Cap Value Fund's Class A 12b-1 fee from the Fund's inception through September 20, 2001. No distribution fees are paid by the Institutional Class

For the year ended November 30, 2001, DDLP earned commissions on sales of the Class A shares for each Fund as follows:

                        Delaware      Delaware      Delaware
                      International   Emerging   International
                      Value Equity    Markets      Small Cap
                         Fund          Fund        Value Fund
                      -------------   --------   -------------
                       $17,838        $2,819          $68

Certain officers of DIAL, DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3. Investments

For the year ended November 30, 2001, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                        Delaware      Delaware      Delaware
                      International   Emerging   International
                      Value Equity    Markets      Small Cap
                         Fund          Fund        Value Fund
                      -------------   --------   -------------
Purchases            $30,041,976     $4,625,238    $763,025
Sales                 65,853,423      5,106,317     733,225

At November 30, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                           Delaware         Delaware         Delaware
                         International      Emerging      International
                         Value Equity       Markets         Small Cap
                            Fund             Fund           Value Fund
                         -------------      --------      -------------
Cost of investments      $189,270,941     $15,106,534      $4,187,710
                         ============     ===========      ==========
Aggregate
unrealized appreciation  $ 23,810,427     $   832,507      $  262,734
Aggregate unrealized
depreciation              (25,532,116)     (3,670,666)       (868,198)
                         ------------     -----------      ----------
Net unrealized
depreciation             $ (1,721,689)    $(2,838,159)     $ (605,464)
                         ============     ===========      ==========

For federal income tax purposes, certain Funds had accumulated capital losses as of November 30, 2001, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                                                Delaware
                                                Emerging
                                                 Markets
                                                  Fund
                                              -----------
Year of expiration 2006                       $ 1,188,491
Year of expiration 2007                           829,325
Year of expiration 2008                           595,273
Year of expiration 2009                         2,973,904
                                              -----------
Total                                         $ 5,586,993
                                              ===========

4. Capital Shares

Transactions in capital shares were as follows:

                                         Delaware International
                                           Value Equity Fund
                                        -----------------------
                                              Year Ended
                                         11/30/01      11/30/00
Shares sold:
  Class A                               5,791,113     9,742,562
  Class B                                 685,410       475,420
  Class C                               1,152,250     1,466,839
  Institutional Class                   3,329,601     3,495,531

Shares sold from merger(1):
  Class A                                 181,323            --
  Class B                                 104,300            --
  Class C                                  18,237            --
  Institutional Class                         455            --
Shares issued upon reinvestment
  of dividends and
  distributions:
  Class A                                 797,761       196,319
  Class B                                 302,048        64,725
  Class C                                  97,589        26,448
  Institutional Class                     878,287       243,453
                                      -----------   -----------
                                       13,338,374    15,711,297
                                      -----------   -----------
Shares repurchased:
  Class A                              (5,727,666)  (10,970,746)
  Class B                                (632,140)     (773,434)
  Class C                              (1,216,686)   (1,731,418)
  Institutional Class                  (5,527,592)   (3,416,659)
                                      -----------   -----------
                                      (13,104,084   (16,892,257)
                                      -----------   -----------

Net increase (decrease)                   234,290    (1,180,960)
                                      ===========   ===========

(1) See Note 5.

Notes                                               Delaware International Funds
  to Financial Statements (continued)

4. Capital Shares (continued)

                                           Delaware Emerging
                                             Markets Fund
                                         ----------------------
                                              Year Ended
                                         11/30/01      11/30/00
Shares sold:
  Class A                                 686,686       489,567
  Class B                                 124,805       162,080
  Class C                                 172,381       297,989
  Institutional Class                      95,254       149,884

Shares issued upon reinvestment
  of divivdends and distributions:
  Class A                                   3,266        13,023
  Class B                                      --         3,594
  Class C                                      --         1,780
  Institutional Class                       2,319         5,434
                                       ----------    ----------
                                        1,084,711     1,123,351
                                       ----------    ----------
Shares repurchased:
  Class A                                (680,201)     (528,356)
  Class B                                (135,210)     (210,461)
  Class C                                (240,709)     (274,923)
  Institutional Class                    (119,301)     (164,569)
                                       ----------    ----------
                                       (1,175,421)   (1,178,309)
                                       ----------    ----------
Net Decrease                              (90,710)      (54,958)
                                       ==========    ==========

                                         Delaware International
                                          Small Cap Value Fund
                                         ----------------------
                                               Year Ended
                                         11/30/01      11/30/00
Shares sold:
  Class A                                   4,687            --
  Class B                                   2,241            --
  Class C                                     550            --
  Institutional Class                          --            --

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                      --            --
  Class B                                      --            --
  Class C                                      --            --
  Institutional Class                      40,182        79,276
                                       ----------    ----------
                                           47,660        79,276
                                       ----------    ----------
Shares repurchased:
  Class A                                      --            --
  Class B                                      --            --
  Class C                                      --            --
  Institutional Class                          --            --
                                       ----------    ----------
Net increase                               47,660        79,276
                                       ----------    ----------
5. Fund Merger
Effective August 27, 2001, Delaware International Value Equity Fund acquired all of the assets and assumed all of the liabilities of Delaware Group Advisor Funds, Inc. - Delaware Overseas Equity Fund, an open-end investment company, pursuant to a Plan and Agreement of Reorganization (the "Reorganization"). The shareholders of Delaware Overseas Equity Fund received shares of the respective class of Delaware International Value Equity Fund equal to the aggregate net asset value of their shares prior to the Reorganization based on the net asset value per share of the respective classes of Delaware International Value Equity Fund.

The Reorganization was treated as a non-taxable event and accordingly Delaware International Value Equity Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized depreciation and accumulated realized losses of Delaware Overseas Equity Fund as of the close of business on August 24, 2001 were as follows:

                                           Net            Accumulated
                                       Unrealized        Net Realized
                        Net Assets    Depreciation           Loss
                        ----------    ------------       ------------
Delaware
Overseas
Equity
Fund                   $4,012,622       $(74,135)         $(609,379)

The net assets of the Delaware International Value Equity Fund prior to the Reorganization were $196,789,168.

Notes                                               Delaware International Funds
  to Financial Statements (continued)

6. Line of Credit
The Funds along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of November 30, 2001, or at any time during the year.

7. Foreign Exchange Contracts
The Funds will generally enter into forward foreign currency exchange contracts and forward foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies.

Forward foreign currency exchange contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts (and forward foreign cross currency exchange contracts) does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The following forward foreign currency exchange contracts were outstanding at November 30, 2001:

Delaware Emerging Markets Fund

                                    Value Of
Contracts to   In Exchange          Contract        Settlement     Unrealized
  Receive         For             at 11/30/31          Date       Appreciation
------------   -----------        -----------       ----------    ------------
2,174,477        $49,063           $49,540            12/3/01        $497
Thailand Baht

Delaware International Small Cap Value Fund


                                    Value Of
Contracts to   In Exchange          Contract        Settlement     Unrealized
  Deliver         For             at 11/30/31          Date       Appreciation
------------   -----------        -----------       ----------    ------------
654,484          $5,335              $5,330            12/4/01         $5
Japanese Yen

8. Securities Lending
Delaware International Value Equity Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral at November 30, 2001 was $11,630,329 and $12,128,140 respectively.

9. Market and Credit Risk
Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

With the exception of Delaware International Value Equity Fund, each Fund may invest up to 15% of its net assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Delaware International Value Equity Fund may invest up to 10% of its net assets in such securities. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Notes                                               Delaware International Funds
  to Financial Statements (continued)

10. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2001, each Fund designates distributions paid during the year as follows:

                          (A)           (B)
                      Long-Term      Ordinary        (C)
                    Capital Gains     Income         Total           (D)
                    Distribution   Distribution   Distribution   Qualifying
                     (Tax Basis)   (Tax Basis)    (Tax Basis)     Dividends(1)
                     -----------   -----------    -----------     ------------
Delaware
  International
  Value Equity
  Fund                   90%           10%           100%            --
Delaware
  Emerging
  Markets Fund           --           100%           100%            --
Delaware
  International
  Small Cap
  Value Fund             44%           56%           100%            --

(A) and (B) are based on a percentage of each Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The amount per share of income from the foreign taxes paid to each country is listed in the following schedule:

Delaware International Value Equity Fund

                                  Gross Dividend    Foreign Taxes
Country                              Per Share     Paid Per Share
-------                              ---------     --------------
Australia                          $ 0.0512          $ 0.0007
Belgium                              0.0111            0.0017
Brazil                               0.0000            0.0000
China                                0.0001            0.0000
Germany                              0.0277            0.0028
Finland                              0.0050            0.0008
France                               0.0287            0.0051
Hong Kong                            0.0203            0.0000
Japan                                0.0101            0.0015
Malaysia                             0.0029            0.0008
Netherlands                          0.0285            0.0043
New Zealand                          0.0110            0.0017
Singapore                            0.0023            0.0000
South Africa                         0.0001            0.0000
Spain                                0.0151            0.0023
Thailand                             0.0001            0.0000
United Kingdom                       0.1461            0.0146

Delaware Emerging Markets Fund
                                 Gross Dividend     Foreign Taxes
Country                             Per Share      Paid Per Share
-------                             ---------      --------------

Argentina                        $  0.0067           $ 0.0000
Brazil                              0.0573             0.0070
China                               0.0460             0.0000
Estonia                             0.0042             0.0011
Hong Kong                           0.0083             0.0000
Israel                              0.0076             0.0019
Malaysia                            0.0138             0.0029
Mexico                              0.0147             0.0011
Peru                                0.0007             0.0000
South Africa                        0.0521             0.0000
South Korea                         0.0057             0.0009
Thailand                            0.0169             0.0014

Delaware International Small Cap Value Fund

                                 Gross Dividend    Foreign Taxes
Country                             Per Share      Paid Per Share
-------                             ---------      --------------

Australia                        $  0.0030           $ 0.0000
Denmark                             0.0009             0.0001
Germany                             0.0230             0.0014
France                              0.0177             0.0029
Finland                             0.0012             0.0002
Hong Kong                           0.0252             0.0000
Italy                               0.0014             0.0002
Japan                               0.0159             0.0024
Netherlands                         0.0139             0.0021
New Zealand                         0.0110             0.0019
Norway                              0.0006             0.0001
Spain                               0.0025             0.0004
Singapore                           0.0145             0.0018
Switzerland                         0.0018             0.0003
United Kingdom                      0.1155             0.0115

Report
  of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Global & International Funds

We have audited the accompanying statements of net assets of Delaware Group Global and International Funds [comprised of Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund (the "Funds")] as of November 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds consti- tuting the Delaware Group Global and International Funds at November 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



/s/Ernst & Young LLP

Philadelphia, Pennsylvania
January 4, 2002

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                              Affiliated Officers                           Contact Information
Charles E. Haldeman, Jr.                       William E. Dodge                              Investment Manager
Chairman                                       Executive Vice President and                  Delaware International Advisers Ltd.
Delaware Investments Family of Funds           Chief Investment Officer, Equity              London, England
Philadelphia, PA                               Delaware Investments Family of Funds
                                               Philadelphia, PA                              U.S. Affiliate
Walter P. Babich                                                                             Delaware Management Company
Board Chairman                                 Jude T. Driscoll                              Philadelphia, PA
Citadel Constructors, Inc.                     Executive Vice President and
King of Prussia, PA                            Head of Fixed Income                          National Distributor
                                               Delaware Investments Family of Funds          Delaware Distributors, L.P.
David K. Downes                                Philadelphia, PA                              Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds           Richard J. Flannery                           Shareholder Servicing, Dividend
Philadelphia, PA                               President and Chief Executive Officer         Disbursing and Transfer Agent
                                               Delaware Distributors, L.P.                   Delaware Service Company, Inc.
John H. Durham                                 Philadelphia, PA                              2005 Market Street
Private Investor                                                                             Philadelphia, PA 19103-7094
Gwynedd Valley, PA
                                                                                             For Shareholders
John A. Fry                                                                                  800 523-1918
Executive Vice President
University of Pennsylvania                                                                   For Securities Dealers
Philadelphia, PA                                                                             800 362-7500

Anthony D. Knerr                                                                             For Financial Institutions
Consultant                                                                                   Representatives Only
Anthony Knerr & Associates                                                                   800 659-2265
New York, NY
                                                                                             Website
Ann R. Leven                                                                                 www.delawareinvestments.com
Former Treasurer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


(5449)                                                                                                 Printed in the USA
AR-034 [11/01] CG 1/02                                                                                              J7725